CLASS A SHARES

ADVISOR CLASS SHARES

PROSPECTUS   OCTOBER 31, 2007

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

www.arrowfunds.com   1-877-277-6933 (1-877-ARROW-FD)

TABLE OF CONTENTS

ARROW DWA BALANCED FUND

RISK/RETURN SUMMARY

Investment Objective

Principal Investment Strategies

Principal Risks

PERFORMANCE

FEES AND EXPENSES

Shareholder Fees

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Asset Allocation Strategy

Underlying Exchange Traded Funds (ETFs)

Additional Investments

Additional Risks

MANAGEMENT OF THE FUND

Investment Advisor

Investment Sub-Advisor

Portfolio Managers

ARROW ALTERNATIVE SOLUTIONS FUND

RISK/RETURN SUMMARY

Investment Objective

Principal Investment Strategies

Principal Risks

Who may want to invest in the Arrow Alternative Solutions Fund?

PERFORMANCE

FEES AND EXPENSES

Shareholder Fees

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Additional Risks

Temporary Investments

MANAGEMENT OF THE FUND

Investment Advisor

Portfolio Manager

NET ASSET VALUE

HOW TO PURCHASE SHARES

REDEMPTIONS

EXCHANGING SHARES

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

MARKET TIMING

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

FINANCIAL HIGHLIGHTS

See the Fund’s Notice of its Privacy Policy on the last page of this Prospectus.

RISK/RETURN SUMMARY

This Prospectus describes the Arrow DWA Balanced Fund, a series of Northern Lights Fund Trust. Arrow Investment Advisors, LLC is the Fund's investment advisor.  Dorsey, Wright & Associates, Inc. (“DWA”) is the Fund's investment sub-advisor.  This section briefly describes the investment objective, principal investment strategies, and principal risks of the Fund.

Investment Objective

The investment objective of the Fund is to achieve an appropriate balance between long-term capital appreciation and capital preservation. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund is a "fund of funds," which means that it primarily invests in exchange traded funds ("ETFs") and other types of investment companies.  DWA uses technical analysis to allocate the Fund's portfolio among four market segments:

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U.S. Equity, including sector ETFs such as consumer goods, energy and healthcare as well as style ETFs such as large cap growth and small cap value, and;

•

International Equity, including country ETFs such as Japan and Sweden; and

•

Fixed Income, such as Treasury or corporate bond ETFs; and

•

Alternative Assets, such as commodity and real estate investment trust ETFs

Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices.

The Fund will invest in ETFs within specific market segments when DWA’s technical models indicate a high probability that the applicable market segments and ETFs are likely to outperform the applicable universe.  The Fund will sell interests or reduce investment exposure among a market segment or ETF when DWA's technical models indicate that such market or ETF are likely to underperform the applicable universe.

The Fund may be heavily invested in fixed-income ETFs, cash positions and similar securities when DWA’s technical models indicate these assets should significantly outperform the equity and/or alternative market segments. The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments.

To maintain a balanced portfolio, the Fund will invest, under normal circumstances:

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at least 25% and no more than 65% in all equity securities, including  ETFs that invest in domestic and international equity securities;

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at least 25% and no more than 65% of its net assets in fixed income securities of any credit quality, including ETFs that invest in fixed income securities; and

•

at least 10% and no more than 40% of its net assets in alternative assets, including ETFs that invest in alternative assets.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.

•

Non-Diversification Risk:  The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company.  This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company.  As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

•

Management Style Risks:  The share price of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to DWA’s allocation of the Fund’s assets. DWA’s objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that DWA’s investment strategy will produce the desired results.  The Fund’s sub-advisor has limited experience managing a mutual fund; therefore, this lack of experience sub-advising a mutual fund may adversely impact the Fund’s ability to achieve its objective.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

•

Risks Associated with Investing in ETFs and Other Investment Companies:  The Fund invests in  ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses. Additional risks of investing in Underlying Funds are described below:

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Underlying Fund Strategies:  Each Underlying Fund is subject to specific risks, depending on the nature of the Underlying Fund.  These risks could include liquidity risk, sector risk, foreign and emerging market risk, as well as risks associated with fixed income securities, real estate investments, and commodities.

•

Tracking Risks:  Investment in the Fund should be made with the understanding that the ETFs and other Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Underlying Funds ability to track their applicable indices.

•

Risks Related to ETF Net Asset Value and Market Price:  The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount to its net asset value.

•

Portfolio Turnover Risks:  Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.  The Fund’s expected annual turnover rate is 50% - 150%.

•

Issuer-Specific Risks:  The value of a specific security or an Underlying Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

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Fixed Income Risks. When the Fund invests in Underlying Funds that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risks, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, Underlying Funds may invest in what are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

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Sector Risks. Another area of risk involves the potential focus of the Fund’s assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may invest, directly or indirectly, will vary.

Please refer to the section below entitled “Additional Information about Investments, Investment Techniques and Risks” for more details regarding risk factors that you should consider before investing.

Who may want to Invest in the Arrow DWA Balanced Fund?

The Fund is designed for investors who have an investment time horizon of at least five years and seek one or more of the following:

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A fund that offers broad diversification by investing in a wide range of asset classes, rotation strategies and ETFs

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Risk management through diversification among asset classes, tactical asset allocation and strict buy and sell disciplines exclusively based on technical analysis

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Exposure to alternative or specialty assets such as commodities and treasury inflation-protected securities (TIPS) that can potentially enable investors to be less reliant on fixed income investments for reducing volatility and equities for increasing returns

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An actively managed alternative to strategic asset allocation funds, target maturity funds and life cycle funds

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A fund that is managed based on objective technical indicators and responds to inevitable changes in the market

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A fund that offers smaller investment accounts access to DWA money management

PERFORMANCE

Since the Fund commenced operations on August 7, 2006, it does not have performance for a complete calendar year.

FEES AND EXPENSES

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund.  Shareholder Fees are those paid directly from your investment and may include sales loads or redemption fees.  Fund shares are front-end or back-end load free, so you generally will not pay any shareholder fees when you buy or sell shares of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees  (fees paid directly from your investment)

	Class A Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds) (1)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)(2)	1.00%	1.00%

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Class A Shares	Advisor Class Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) and/or Shareholder Servicing Fees	0.25%	1.00%
Other Expenses (3)	0.58%	0.58%
Acquired Funds Fees and Expenses(4)	0.41%	0.41%
Total Annual Fund Operating Expenses	2.24%	2.99%
Fee Waiver and Reimbursement (5)	0.23%	0.23%
Net Annual Fund Operating Expenses (5)	2.01%	2.76%

__________

(1)

The Fund charges a maximum deferred sales charge of 1.00% on purchases over $1 million that are redeemed within 18 months of purchase, where the maximum sales charge of 5.75% was waived at the time of purchase.

(2)

The Fund charges a fee of 1.00% on redemptions of shares held less than 30 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions. There is a $15 wire transaction fee for redemptions made by wire.

(3)

These expenses, include custodian, transfer agency, shareholder servicing and other customary fund expenses.

(4)

The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Underlying Funds.

(5)

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2008, to ensure that Net Annual Fund Operating Expenses  (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.60% for Class A shares and 2.35% for Advisor Class shares subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same (except for the first year which reflects the Advisor’s fee waivers).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$767	$1,214	$1,686	$2,985
Advisor Class Shares	$279	$903	$1,552	$3,292

The maximum sales charge of 5.75% is included in the Class A share expense calculations.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Asset Allocation Strategy

Based on its allocation model, DWA seeks to evaluate the risk levels for market segments including domestic equity, international equity, fixed income and alternative assets.  There are five underlying strategies internally managed within the Fund, including sector rotation, style rotation, international rotation, fixed income rotation and alternative asset rotation.

Rotation Strategies
Sector Rotation (U.S. Equity)
Style Rotation (U.S. Equity)
International Rotation
Fixed Income Rotation
Alternative Rotation

The goal of each rotation strategy is to invest in the ETFs that are likely to outperform the applicable universe described below.  DWA sets a target number of ETF holdings within each rotation strategy allocation.  However the Fund has the ability to hold more or fewer ETFs than the target number within each strategy as well as to overweight and underweight holdings within each strategy based on technical indicators such as relative strength.  The following table highlights the broad universe of asset classes that could be used within each rotation strategy.

DWA has discretion to add to or delete from the universe of eligible ETFs for each strategy based on holdings, expense ratio, volume, liquidity, new product availability and other factors that can positively contribute to achieving the Fund’s investment objective.  The Fund seeks to achieve its investment objective by implementing a proprietary tactical asset allocation (TAA) model utilizing technical analysis to overweight or underweight investments in market segments, rotation strategies and the underlying ETFs.

Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and volume in an effort to determine probable future prices.  The technical research is used to identify what is happening.  This methodology does not attempt to predict the future; it simply reacts to pattern changes in the marketplace at any given time.  This methodology allows the Fund to be extremely adaptive to current market conditions.

DWA utilizes relative strength as the primary technical indicator to tactically allocate assets both within and across market segments and rotation strategies.  Relative strength measures the likelihood that an ETF or a group of ETFs will outperform the appropriate base index.  When the indicator is moving up, it shows that the ETF or group of ETFs is performing better than the base index.  When the indicator is moving down, it shows that the ETF or group of ETFs is performing worse than the base index (i.e., not rising as fast or falling faster).

For example, in the sector rotation strategy, DWA creates a sector-based index to compare all available sector ETFs for investment in the Fund.  The performance of each ETF is compared to the base index and ranked.  DWA generally purchases the ETFs that demonstrate the highest-ranked relative strength and sells any positions that are not included in that list.

Below is a description of each rotation strategy including market segment exposure, target number of holdings and the ETF universe utilized within each strategy.

•

The Sector Rotation Strategy provides exposure to domestic equities. The goal of the sector rotation strategy is to identify and provide exposure to leading economic sectors on an ongoing basis.  The Fund will typically hold three sector ETFs that are exhibiting positive relative strength. The sector ETF universe will primarily consist of ETFs that track the Dow Jones or MSCI US Investable Market indices. The table below highlights the annual leadership changes for various sector indices. The information provided here is intended to be general in nature to illustrate the variation in performance among sector indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading sector ETFs.

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through Dow Jones and Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

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The Style Rotation Strategy provides exposure to domestic equities. The goal of the style rotation strategy is to identify and provide exposure to leading styles on an ongoing basis.  The Fund will typically hold two style ETFs that are exhibiting positive relative strength.  The style ETF universe will primarily consist of ETFs that track the Style Intellidexes or MSCI US Investable Market indices.  The table below highlights the annual leadership changes for various style indices. The information provided here is intended to be general in nature to illustrate the variation between top and bottom style indices. It should not be construed as investment performance for the strategy. In fact, there is no guarantee the Fund will be invested in the leading style ETFs.

2002	2003	2004	2005	2006
Small Cap Value (Intellidex) **3.1%**	Small Cap Growth (Intellidex) **51.0%**	Small Cap Value (Intellidex) **37.7%**	Mid Cap Growth (Intellidex) **16.4%**	Large Cap Value (Intellidex) **25.3%**
Mid Cap Value (Intellidex) **(6.48)%**	Small Cap Value (Intellidex) **42.1%**	Mid Cap Value (Intellidex) **21.2%**	Mid Cap Value (Intellidex) **13.5%**	Small Cap Value (Intellidex) **18.2%**
Mid Cap Growth (Intellidex) **(14.6)%**	Mid Cap Growth (Intellidex) **35.3%**	Mid Cap Growth (Intellidex) **14.8%**	Large Cap Value (Intellidex) **12.6%**	Mid Cap Value (Intellidex) **15.3%**
S&P 1500 **(21.3)%**	**S&P 1500** **29.6%**	Small Cap Growth (Intellidex) **12.9%**	Large Cap Growth (Intellidex) **5.8%**	**S&P 1500** **15.3%**
Large Cap Growth (Intellidex) **(21.5)%**	Large Cap Growth (Intellidex) **25.4%**	**S&P 1500** **11.8%**	**S&P 1500** **5.7%**	Large Cap Growth (Intellidex) **6.2%**
Small Cap Growth (Intellidex) **(23.9)%**	Large Cap Value (Intellidex) **24.2%**	Large Cap Growth (Intellidex) **8.9%**	Small Cap Value (Intellidex) **3.9%**	Small Cap Growth (Intellidex) **5.7%**

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through Style Intellidexes, Powershares, and Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

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The International Rotation Strategy provides exposure to international equities. The goal of the international rotation strategy is to identify and provide exposure to leading countries on an ongoing basis. The Fund will typically hold five country ETFs that are exhibiting positive relative strength.  The international ETF universe will primarily consist of ETFs that track the MSCI or FTSE Country Indices.  The table below highlights the annual leadership changes for EAFE and various country indices. The information provided here is intended to be general in nature to illustrate the variation in performance among country indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading international ETFs.

2002	2003	2004	2005	2006
South Africa Index **28.0%**	Thailand Index **134.3%**	Austria Index **71.5%**	South Korea Index **57.0%**	Xinhua China 25 Index **86.4%**
Thailand Index **21.3%**	Turkey Index **122.4%**	Mexico Index **48.3%**	Brazil Index **56.5%**	Spain Index **49.4%**
Austria Index **16.6%**	Brazil Index **115.0%**	South Africa Index **44.9%**	Turkey Index **51.6%**	India Index **49.0%**
South Korea Index **8.3%**	Xinhua China 25 Index **101.1%**	Belgium Index **43.5%**	Mexico Index **49.1%**	Singapore Index **46.7%**
India Index **5.9%**	Chile Index **79.7%**	Turkey Index **38.5%**	India Index **35.4%**	Brazil Index **45.3%**
Malaysia Index **(0.66)%**	India Index **73.9%**	Sweden Index **36.3%**	South Africa Index **28.3%**	Sweden Index **43.4%**
Australia Index **(1.34)%**	Sweden Index **64.5%**	Brazil Index **35.5%**	Canada Index **28.3%**	Mexico Index **41.4%**
Xinhua China 25 Index **(2.76)%**	Germany Index **63.8%**	Italy Index **32.5%**	Japan Index **25.5%**	Malaysia Index **37.1%**
Italy Index **(7.33)%**	Spain Index **58.5%**	Australia Index **30.3%**	Israel Index **25.0%**	Belgium Index **36.7%**
Japan Index **(10.28)%**	Austria Index **57.0%**	Spain Index **28.9%**	Austria Index **24.6%**	Austria Index **36.6%**
Switzerland Index **(10.31)%**	Israel Index **55.7%**	Hong Kong Index **25.0%**	Chile Index **18.4%**	Germany Index **36.0%**
Singapore Index **(11.05)%**	Canada Index **54.6%**	Chile Index **24.6%**	Switzerland Index **16.3%**	France Index **34.5%**
Canada Index **(13.19)%**	Australia Index **49.5%**	Singapore Index **22.3%**	Australia Index **16.0%**	Italy Index **32.5%**
Mexico Index **(13.31)%**	South Africa Index **45.9%**	Canada Index **22.2%**	Xinhua China 25 Index **15.1%**	Netherlands Index **31.4%**
Belgium Index **(14.97)%**	Taiwan Index **41.9%**	South Korea Index **22.1%**	Singapore Index **14.4%**	Australia Index **30.9%**
United Kingdom Index **(15.23)%**	France Index **40.2%**	EAFE Index **20.3%**	Netherlands Index **13.9%**	United Kingdom Index **30.6%**
Spain Index **(15.29)%**	EAFE Index **38.6%**	United Kingdom Index **19.6%**	EAFE Index **13.5%**	Hong Kong Index **30.4%**
EAFE Index **(15.94)%**	Hong Kong Index **38.1%**	France Index **18.5%**	Sweden Index **10.3%**	Switzerland Index **27.4%**
Hong Kong Index **(17.79)%**	Italy Index **37.8%**	Israel Index **18.4%**	Germany Index **9.9%**	Chile Index **26.4%**
Netherlands Index **(20.83)%**	Singapore Index **37.6%**	India Index **16.5%**	France Index **9.9%**	EAFE Index **26.4%**
France Index **(21.18)%**	Japan Index **35.9%**	Germany Index **16.2%**	Belgium Index **9.1%**	South Africa Index **20.5%**
Chile Index **(21.67)%**	Belgium Index **35.3%**	Japan Index **15.9%**	Hong Kong Index **8.4%**	Taiwan Index **20.0%**
Taiwan Index **(24.69)%**	South Korea Index **35.0%**	Malaysia Index **15.2%**	United Kingdom Index **7.4%**	Canada Index **17.8%**
Sweden Index **(30.49)%**	Switzerland Index **34.1%**	Switzerland Index **15.0%**	Taiwan Index **6.4%**	South Korea Index **12.7%**
Brazil Index **(30.65)%**	Mexico Index **32.8%**	Netherlands Index **12.2%**	Thailand Index **4.9%**	Thailand Index **6.8%**
Israel Index **(31.56)%**	United Kingdom Index **32.1%**	Taiwan Index **9.0%**	Spain Index **4.4%**	Japan Index **6.2%**
Germany Index **(33.18)%**	Netherlands Index **28.1%**	Xinhua China 25 Index **2.4%**	Malaysia Index **2.3%**	Israel Index **(7.11)%**
Turkey Index **(36.49)%**	Malaysia Index **26.6%**	Thailand Index **(4.04)%**	Italy Index **1.9%**	Turkey Index **(9.22)%**

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through MSCI, Bloomberg and Barclays Global Investors.  Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses.  The indices are unmanaged and are not available for direct investment.

•

The Fixed Income Rotation Strategy provides exposure to fixed income. The goal of the fixed income rotation strategy is to identify and provide exposure to leading fixed income assets on an ongoing basis. The Fund will typically hold two fixed income ETFs that are exhibiting positive relative strength.  The fixed income ETF universe will primarily consist of ETFs that track the Lehman Brothers, Deutsche Bank, Merrill Lynch and iBoxx Indices. The table below highlights the annual leadership changes for various fixed income indices. The information provided here is intended to be general in nature to illustrate the variation in performance among fixed income indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading fixed income ETFs.

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through Morningstar, Bloomberg, Deutsche Bank and Barclays Global Investors.  Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

•

The Alternative Rotation Strategy provides exposure to alternative assets. The goal of the alternative rotation strategy is to identify and provide exposure to leading alternative assets on an ongoing basis. The Fund will typically hold two alternative asset ETFs that are exhibiting positive relative strength. The alternative exposure will be limited to instruments that are historically non-correlated to either equity or fixed income investments. The alternative asset ETF universe will primarily consist of ETFs that track the Deutsche Bank Commodity Indices, Dow Jones AIG commodity indices, the Cohen & Steers Realty Majors Index, the Lehman Brothers U.S. Treasury Inflation Notes Index and the Deutsche Bank G10 Currency Harvest Index. The table below highlights the annual leadership changes for various market (S&P 500 and Lehman Aggregate) and alternative indices. The information provided here is intended to be general in nature to illustrate the variation in performance among alternative indices. It should not be construed as investment performance for the strategy.  In fact, there is no guarantee the Fund will be invested in the leading alternative ETFs.

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using annual return data made available through Deutsche Bank, Bloomberg, Morningstar, and Barclays Global Investors.  Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.

The Fund seeks to achieve its investment objective by implementing a proprietary tactical asset allocation (TAA) model to overweight investments in market segments, rotation strategies and the underlying ETFs. DWA will overweight market segments, rotation strategies and ETFs exhibiting positive relative strength and underweight market segments, rotation strategies and ETFs exhibiting negative relative strength.  In essence, TAA works by reallocating at different times in response to the changing patterns of returns available in the markets.

The tactical model will rely on a number of technical indicators including but not limited to relative strength when making allocation decisions for the Fund.  The relative strength indicator is important because it adapts to the changing market conditions. Whether the market is favoring sector, style, fixed income, alternative, or international, the relative strength screens can help identify those strategies being rewarded by the market, which is useful because of the probability that these strategies will continue to be good performers in the future.

The following examples highlight how the Fund’s allocations to various strategies may tactically change in different market environments.

International Strength

Style Rotation
Fixed Income Rotation
Sector Rotation
Alternative Rotation
International Rotation

In a scenario where sector and style rotation strategies are exhibiting positive Relative Strength (RS), alternative and international rotation strategies are exhibiting neutral RS, and fixed income rotation strategy is exhibiting negative RS, the fund would normally overweight the sector and style rotation strategies, underweighting the fixed income rotation strategy and maintain a neutral weighting in the alternative and international rotation strategies, as illustrated above.	In a scenario where international rotation strategy is exhibiting positive Relative Strength (RS), sector, style and alternative rotation strategies are exhibiting neutral RS, and fixed income rotation strategy is exhibiting negative RS, the fund would normally overweight the international rotation strategy, underweighting the fixed income rotation strategy and maintain a neutral weighting in the sector, style and alternative rotation strategies, as illustrated above.

Fixed Income Strength

Style Rotation
Sector Rotation
International Rotation
Fixed Income Rotation
Alternative Rotation

Alternative Strength

Style Rotation
Fixed Income Rotation
Sector Rotation
International Rotation
Alternative Rotation

In a scenario where fixed income rotation strategy is exhibiting positive Relative Strength (RS), alternative rotation strategy is exhibiting neutral RS, and sector, style and international rotation strategies are exhibiting negative RS,  the fund would normally overweight the fixed income rotation strategy, underweighting the sector, style and international rotation strategies and maintain a neutral weighting in the alternative rotation strategy, as illustrated above.

In a scenario where alternatives rotation strategy is exhibiting positive Relative Strength (RS), sector, style and international rotation strategies are exhibiting neutral RS, and fixed income rotation strategy is exhibiting negative RS, the fund would normally overweight the alternative rotation strategy, underweighting the fixed income rotation strategy and maintain a neutral weighting in the sector, style and international rotation strategies, as illustrated above.

Underlying Exchange Traded Funds (ETFs)

The Fund will seek to implement its strategies by investing in securities commonly referred to as “exchange traded funds” or “ETFs”, whose shares are listed and traded on U.S. stock exchanges.

ETFs combine the advantages of stocks with those of index funds.  ETFs are designed to closely follow the index they track. ETF fund managers may replicate the index in its entirety by owning every security or instrument in the index according to its set weighting, or in some cases they may “optimize” (replicate the index as closely as possible without having to own each security).

Why ETFs?

ETFs are rapidly becoming a staple investment tool for a wide spectrum of investors, both individual and institutional.

Like stocks, ETFs are:

• Liquid

• Flexible

• Easy to Trade

Like index funds, they provide:

• Diversification

• Market tracking

• Low expenses

Like mutual funds, ETFs are:

• Baskets of securities or Instruments

• Represent different asset classes and investing styles

Unlike mutual funds, ETFs are not:

• Subject to a manager’s impact

• Subject to style drift.

Whether an index is fully replicated or optimized, the ETF fund manager must know what’s in it to accomplish the objective of tracking an index closely. Fortunately, index providers publish changes to their benchmarks daily, enabling complete transparency. Consequently the ETFs market price should reflect the value of the underlying index at any given time.

ETFs can be classified under one of the following structures: open-end index fund, unit investment trust (UIT) and grantor trusts. Unlike closed-end funds, ETFs have the capability to continuously offer shares through a unique creation and redemption process, which means that the number of outstanding shares may be increased or decreased on a daily basis as necessary to reflect demand. ETFs have the capability to avoid trading at large premiums and discounts to their Net Asset Values. The open-end index fund and UIT are registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. ETFs incur fees and expenses such as operating expenses, licensing fees, registration fees, trustee fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.

The Advisor believes that investments in ETFs provide each Fund with a cost-effective means of creating a diverse portfolio.  However, due to legal limitations, the Fund will be prevented from: 1) purchasing more than 3% of an investment company’s outstanding shares, including certain ETFs; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

Additional Investments

In addition to ETFs, the Fund may invest in other types of investment companies such as mutual funds and closed-end funds, when suitable ETFs are not available.  The Fund may invest in exchange traded unit investment trusts that own stocks in a particular index. The Fund may invest in ETF structures such as the DB Commodity Index Tracking Fund, which is structured as an exchange traded limited partnership that invests in a commodity pool registered with the Commodity Futures Trading Commission, purchase commodity futures contracts and is designed to track the Deutsche Bank Liquid Commodity Index.  The Fund may invest in commodity-based trusts that trade on a securities exchange similar to ETFs, hold physical commodities such as gold and are designed to track the price of that commodity owned by the trust at that time less the trusts expenses and liabilities. The Fund may invest in a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate).

Additional Risks

The following provides additional information about the principal risks of investing in the Fund:

•

Illiquid Securities and Derivatives Risks.  Certain of the underlying ETFs, exchange traded trusts and other exchange traded investment instruments may invest in illiquid securities as well as derivatives such as stock index futures.  These investments involve higher risk and subject the underlying ETFs and other exchange traded investment instruments to higher price volatility.

•

Small and Mid Capitalization Securities Risk. Investments in Underlying Funds that own small and mid capitalization companies and direct investments in individual small and mid capitalization companies may be more vulnerable than investments in larger, more established organizations to adverse business or economic developments. In particular, small capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or listed on an exchange and may or may not pay dividends.

•

Foreign Securities Risk.  Certain of the underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

•

Emerging Markets Securities Risk.  Certain of the underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.

•

Real Estate Companies Risks.  Investments in real estate companies (i.e., companies that, at the time of initial purchase, derive at least 50% of their revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or have at least 50% of their assets in such real estate) such as real estate investment trusts (“REITs”) are subject to additional risks. None of the underlying ETFs will generally invest in real estate directly, but certain Underlying ETFs may invest in securities issued by real estate companies. As a result, such Underlying ETFs are subject to the risks associated with the direct ownership of real estate. These risks include various economic, regulatory and property specific risks, such as competition, property value fluctuations, taxes, zoning laws and property casualty.

•

Commodity Risks. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity based exchange traded trusts and commodity based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

•

Investment Management Risk:  When the Fund invests in Underlying Funds there is a risk that the investment advisors of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

•

Additional ETF and Underlying Fund Risks.  The strategy of investing in ETFs could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner DWA considers optimal. The Fund intends to purchase ETFs and other Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies and regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information.  The Funds may, from time to time, make available month end portfolio holdings information on its website at www.arrowfunds.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

MANAGEMENT OF THE FUND

Investment Advisor

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, serves as investment advisor to the Fund.  Subject to the authority of the Board of Trustees, the advisor is responsible for the overall management of the Fund’s business affairs. The Advisor is responsible for selecting the Fund's investments according to the Fund’s investment objective, polices and restrictions. The advisor was established in February 2006.

Pursuant to the Investment Advisory Agreement, the Fund pays the advisor, on a monthly basis, an annual advisory fee of 1.00% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustee’s approval of the Investment Advisory Agreement and the Sub-Advisory Agreement is available in the Fund’s semi-annual shareholder report dated January 31, 2007.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until November 30, 2008, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) of the Fund do not exceed specified limits as described under “Fees and Expenses”.  Waivers and expense payments may be recouped by the advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped.

Investment Sub-Advisor

Arrow Investment Advisors, LLC has engaged Dorsey, Wright & Associates, Inc., located at 8014 Midlothian Turnpike, Richmond, Virginia 23235, as the sub-advisor to the Fund.   DWA is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research serviced for numerous broker-dealers and large institutions around the world.  As of September 30, 2007, DWA manages approximately $143 million in separately managed accounts focusing on purchasing equity securities through systematic relative strength based models, and approximately $185 million in non-discretionary asset allocation strategies using mutual funds. The sub-advisor also derives income from providing research services, investment advisory services, consulting services, and educational seminars.

DWA is responsible, subject to the supervision and control of the advisor, for the purchase, retention and sale of securities in the Fund’s investment portfolio. Pursuant to a Sub-Advisory Agreement, the advisor pays DWA, on a monthly basis, an annual sub-advisory fee of 0.25% of the Fund’s average daily net assets.

Portfolio Managers

Security selection for the Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Michael Moody, Harold Parker and John Lewis. All three portfolio managers are Chartered Market Technicians, a professional designation in market analysis.  Each portfolio manager has managed the Fund since its inception.

Michael Moody

Senior Portfolio Manager

Mr. Moody joined DWA in August of 1994. Prior to this he worked for Smith Barney from 1987 to 1994 as a financial consultant, and Merrill Lynch from 1984 to 1986 as an account executive. Mr. Moody has been a speaker on the subject of technical analysis and has provided commentary for national media such as Investor's Business Daily and Financial News Network/CNBC. He has served on the board of the Market Technicians Association and is the former editor of the Journal of Technical Analysis. He has also authored several original research papers on the subject of technical analysis. Mr. Moody holds a BA from Pitzer College with a dual degree in Psychology and English, where he graduated summa cum laude.

Harold Parker

Senior Portfolio Manager

Mr. Parker joined DWA in August of 1994. He began his investment career with E. F. Hutton & Co. in 1978 as a registered representative and later became a portfolio manager.  He moved to Smith Barney in 1985.   Mr. Parker was one of the original portfolio managers of Smith Barney’s Portfolio Management (PM) Program, which provided discretionary institutional portfolio management. He has also authored several original research papers on technical analysis.  Mr. Parker graduated from the University of California, Davis with a B.S. in Agricultural Science and Management.

John Lewis

Portfolio Manager

Mr. Lewis joined DWA in June of 2002.  Prior to DWA, he worked for Nicolas-Applegate from 1997 to 2000 as a performance analyst, and Linsco Private Ledger from 1996 to 1997 as a portfolio accountant. From 2000 until 2002, Mr. Lewis attended the University of Southern California.  Mr. Lewis is actively furthering research on the application of relative strength to portfolio management.  Mr. Lewis holds a Bachelor of Business Administration from the University of San Diego and an MBA from the University of Southern California.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

RISK/RETURN SUMMARY

This Prospectus describes the Arrow Alternative Solutions Fund, a series of Northern Lights Fund Trust. Arrow Investment Advisors, LLC is the Fund’s investment advisor (“Advisor”).  This section briefly describes the investment objective, principal investment strategies, and principal risks of the Fund.

Investment Objective

The Fund seeks capital appreciation with an emphasis on absolute (positive) returns, low volatility, and low correlation to the equity markets.

Principal Investment Strategies

The Fund seeks to maximize the return derived from a portfolio of leveraged long and short strategies (long/short) with a targeted amount of risk.  In employing the investment strategy for the Fund, over time (3-5 year periods) the Advisor seeks to achieve a risk target of 7% volatility, a beta and correlation to the S&P 500 index of less than 0.5, as well as a Sharpe Ratio of greater than 0.25.  Volatility is a measure of fluctuations in value based on annualized standard deviation of monthly returns.  Beta is a measure of relative risk.  Correlation is the similarity in performance to the equity markets.  Sharpe Ratio is a measure of risk-adjusted return and is the return less the risk-free rate divided by the standard deviation.  The long/short strategies attempt to minimize market risk by taking offsetting long and short positions among equity, fixed income and futures securities.

The Fund will execute three long/short strategies: Hedged Equities, Fixed Income Arbitrage, and Managed Futures.

•

Hedged Equities:  Intended to generate returns from investing on both the long and short sides of equity markets while maintaining a low correlation to the U.S. equity market. The hedged equity strategy exhibits risk and return properties (such as risk-adjusted performance, volatility, and correlation to a benchmark) similar to long/short hedge fund indexes. However, the Advisor will not attempt to deliver returns of any long/short hedge fund index.

•

Fixed Income Arbitrage:  Intended to generate returns from relationships between different fixed income securities, employing long and short positions to minimize exposure to interest rate changes that are either mathematically or historically interrelated. The fixed income arbitrage strategy exhibits risk and return properties (such as risk-adjusted performance, volatility, and correlation to a benchmark) similar to hedge fund fixed income indexes. However, the Advisor will not attempt to deliver returns of any long/short hedge fund fixed income index.

•

Managed Futures:  Intended to generate returns from convergent and divergent trends in the commodity, financial and currency futures markets. The managed futures strategy exhibits risk and return properties (such as risk-adjusted performance, volatility, and correlation to a benchmark) similar to managed futures indexes. However, the Advisor will not attempt to deliver returns of any managed futures index.

To achieve the desired performance and risk results for each strategy, the Advisor will utilize sub-strategies we refer to as “absolute return factors.”  Absolute return factors go beyond traditional investment methodologies in an attempt to reduce correlation to the risk of its asset class.  The objective is to deliver the return of a particular investment style, while reducing that style’s overall and market risk, thus reducing portfolio volatility over time. The Advisor uses a quantitative methodology to identify two subsets within each absolute return factor: those assets expected to outperform the asset class, which are held long; and, those expected to underperform the asset class, which are sold short.  This long/short portfolio construction attempts to minimize the risk of substantial losses stemming from market declines while reducing volatility.  The Fund will be long a broad mix of financial asset classes, including equities, fixed income, currencies and commodities. The Fund will be short the same broad mix of financial asset classes using derivatives.  The Fund will implement the investment strategy using U.S. and foreign equities of any capitalization range, fixed income securities issued by the U.S. government or its agencies, mortgage backed securities, foreign government securities domestic and foreign corporate debt of any credit rating, foreign currencies and commodities.  In addition to the direct investments within each asset class described above, the Fund will use derivatives such as futures, options, swap agreements and structured notes to obtain long and short exposure within the same asset classes.  The Fund may hold U.S. government securities or cash equivalents to collateralize its derivative positions

The Fund’s three long/short investment strategies—Hedged Equities, Fixed Income Arbitrage, and Managed Futures—may include, but are not limited to, the absolute return factors shown in the table below.

To learn more about the investment process, absolute return factors and how they will be applied in the Fund’s long/short strategies, please see the section entitled “Additional Information about Investments, Investment Techniques and Risks.”

The Advisor’s absolute return factor methodology attempts to deliver the return of a particular investment style, while reducing the style’s overall and market risk by means of long/short portfolio construction. Following this approach, the Advisor expects to maintain net long exposure (longs minus shorts) of less than 80% of Fund assets and gross exposure (longs plus shorts) of less than 250% of Fund assets.  The ideal, result would be to eliminate the risk of substantial losses stemming from market declines, while reducing volatility and correlation to the relative return factors, and other absolute return factors.  To maintain a diversified portfolio, under normal circumstances, the Fund will have exposure to all three long/short strategies.  The Fund’s investment objective is a non-fundamental policy and may be changed upon 60 days’ written notice to shareholders.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.

•

Management Style Risk:  The net asset value of the Fund changes daily based on the performance of the securities in which it invests. The ability of the Fund to meet its investment objective is directly related to the Advisor’s allocation of the Fund’s assets. The Advisor’s objective judgments, based on their investment strategy, about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that Arrow’s investment strategy will produce the desired results.

•

Market Risk:  The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in equity securities, which are more volatile and carry more risk than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer’s failure to meet the market’s expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

•

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In addition, the equity market tends to move in cycles which may cause stock prices to fall over short or extended periods of time. The Fund’s use of short selling may reduce the risk of general equity market volatility but cannot completely eliminate that risk.

•

Fixed Income Risk: When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities.  Other risk factors include credit risk, maturity risk, market risk, extension risk, illiquid security risk, foreign securities risk, prepayment risk and investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.  In addition, the Fund may invest in securities that are sometimes referred to as “junk bonds.” Such securities are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality debt securities.

•

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

•

Short Sale Risk. The Fund’s long positions could decline in value at the same time that the value of the stocks sold short increase, thereby increasing the Fund’s overall potential for loss. The Fund’s short sales may result in a loss if the price of the borrowed securities rises and it costs more to replace the borrowed securities. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is unlimited; however, the Fund will be in compliance with Section 18(f) of the 1940 Act to ensure that a Fund Shareholder will not lose more than the amount invested in the Fund. In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payment, dividend or interest that the Fund may be required to pay with respect to the borrowed securities. Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price. The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.

•

Leverage Risk. Using derivatives to increase the Fund’s combined long and short exposure creates leverage, which can amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause the Fund to have higher expenses (especially interest and dividend expenses) than those of equity mutual funds that do not use such techniques.

•

Foreign Securities Risk. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

•

Emerging Markets Risks. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

•

Derivatives Risk. The Fund may use derivatives (including swaps, structured notes, options, futures and options on futures) to enhance returns or hedge against market declines. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the Fund.

•

Small-Capitalization Risk: – Small-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over-the-counter or be listed on an exchange and may or may not pay dividends.

•

Portfolio Turnover Risk. Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s expected annual turnover rate’s range is 150% to 250%, although it may be higher under certain market conditions.

Please refer to the section below entitled “Additional Information about Investments, Investment Techniques and Risks” for more details regarding risk factors that you should consider before investing.

Who may want to invest in the Arrow Alternative Solutions Fund?

The Fund is designed for investors whose investment horizon is at least five years, and whose desires and concerns match one or more of the following:

•

The risk tolerance of traditional fixed income or conservative mutual funds is desired, but such funds’ lack of diversification, high concentration in fixed income securities, historically low returns and vulnerability to rising interest rates are concerns.

•

“Funds of funds” or hedge funds are desired, but such funds’ manager selection risk, high fees, and investor accreditation rules, and lack of transparency and liquidity are concerns.

•

Alternative strategies’ targeted risk levels, lack of correlation to traditional markets, focus on absolute returns, potentially higher risk/reward ratio (Sharpe Ratio), or relatively consistent level of risk and return over entire market cycles are desired.

PERFORMANCE

Because the Fund has only recently commenced investment operations, no performance information is available for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A Shares	Advisor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of redemption proceeds) (1)	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee (as a percentage of amount redeemed)(2)	1.00%	1.00%

Annual Fund Operating Expenses

(fees paid directly from your investment)

	Class A Shares	Advisor Class Shares
Management Fees	0.75%	0.75%
Distribution (12b-1) and/or Shareholder Servicing Fees	0.25%	1.00%
Other Expenses (3)	0.40%	0.40%
Acquired Funds Fees and Expenses	0.12%	0.12%
Total Annual Fund Operating Expenses	1.52%	2.27%
Fee Waiver and Reimbursement (4)	0.00%	0.00%
Net Expenses (4)	1.52%	2.27%

(1)

The Fund charges a maximum deferred sales charge of 1.00% on purchases over $1 million that are redeemed within 18 months of purchase, where the maximum sales charge of 5.75% was waived at the time of purchase.

(2)

The Fund charges a fee of 1.00% on redemptions of shares held less than 30 days.  Redemption fees are paid to the Fund directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading. A redemption fee will not be charged on involuntary redemptions. There is a $15 wire transaction fee for redemptions made by wire.

(3)

These expenses, which include custodian, transfer agency, shareholder servicing and other customary fund expenses are based on estimated amounts for the Fund’s current fiscal year.

(4)

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2008, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund expenses, or extraordinary expenses such as litigation) will not exceed 2.00% for Class A shares and 2.75% for Advisor Class shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed), if such recoupment can be achieved within the foregoing expense limits.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$721	$1,028	$1,356	$2,283
Advisor Class Shares	$230	$709	$1,215	$2,605

The maximum sales charge of 5.75% is included in the Class A share expense calculations.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

Traditional Return Factors vs. Absolute Return Factors

Whether to favor relative return factors or absolute return factors, and how they are applied, are questions strongly influenced by the efficient market debate. The Advisor believes that the bulk of traditional returns are driven by exposure to relative return factors.  Because a relative return factor behaves with high correlation to and within its asset class, it has no mechanism to control downside risk during cyclical negative market periods. Therefore, relative return factors contain market risk.

Traditionally, investors have attempted to mitigate the risk inherent in relative return factors by creating diversified portfolios, which may allocate between stocks and bonds, between domestic and international stocks, between growth and value stocks, or between stocks of different capitalization ranges and different sectors.

The Advisor believes that the ultimate goal of diversification—to combine assets that move independently of one another—has not been satisfactorily achieved by traditional approaches. The Advisor believes that a different approach to portfolio construction—long/short strategies which apply absolute return factors—is an appropriate way to seek absolute returns and capital appreciation with low volatility and low correlation to the equity markets.

The table below highlights the annual return swings for certain relative return factors using index data.

1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
Value (Fama-French)	32.9%	12.1%	5.4%	(0.2%)	5.9%	(27.0%)	41.4%	19.2%	10.4%	23.1%
Growth (Fama-French)	30.3%	33.1%	29.8%	(13.4%)	(15.3%)	(21.9%)	26.9%	6.9%	3.5%	9.3%
U.S. Large Stock (S&P 500)	33.4%	28.6%	21.0%	(9.1%)	(11.9%)	(22.1%)	28.7%	10.9%	4.9%	15.8%
U.S. Small Stock (Russell 2000)	22.4%	(2.6%)	21.3%	(3.0%)	2.5%	(20.5%)	47.3%	18.3%	4.6%	18.4%
High Yield (Lehman)	12.8%	1.9%	2.4%	(5.9%)	5.3%	(1.4%)	29.0%	11.1%	2.7%	11.9%
Corporate Bond (Lehman)	10.2%	8.6%	(2.0%)	9.1%	10.3%	10.1%	8.2%	5.4%	1.7%	4.3%
20+ Treasury (Lehman)	16.2%	14.2%	(10.1%)	21.5%	3.6%	17.0%	1.8%	9.0%	8.6%	0.9%
1-3 Mo Treasury (Lehman)	5.3%	5.1%	4.8%	6.1%	4.1%	1.7%	1.0%	1.3%	3.0%	4.8%
Precious Metals Commodity (DJ-AIG)	(7.4%)	(3.5%)	3.9%	(7.8%)	1.2%	18.9%	20.3%	7.4%	20.4%	27.1%
Livestock Commodity (DJ-AIG)	(5.8%)	(28.6%)	14.6%	8.5%	(0.6%)	(11.4%)	(3.9%)	27.1%	(0.3%)	(6.1%)
Grains Commodity (DJ-AIG)	9.2%	(22.6%)	(19.2%)	(1.7%)	(17.9%)	17.0%	21.7%	(23.7%)	(3.3%)	23.6%
Energy Commodity (DJ-AIG)	(22.6%)	(46.1%)	81.7%	120.4%	(37.1%)	55.1%	31.7%	19.1%	42.2%	(41.4%)

The table below highlights the one-, three-, five-, and 10-year risk & reward characteristics for certain relative return factors using index data.

1 Year Return	1 Year Risk	3 Years Return	3 Years Risk	5 Years Return	5 Years Risk	10 Years Return	10 Years Risk
Value (Fama-French)	23.1%	7.1%	17.4%	8.3%	10.8%	18.2%	10.7%	19.1%
Growth (Fama-French)	9.3%	8.4%	6.5%	8.8%	3.7%	12.5%	7.1%	18.0%
U.S. Large Stock (S&P 500)	15.8%	6.5%	10.4%	7.6%	6.2%	13.2%	8.4%	16.8%
U.S. Small Stock (Russell 2000)	18.4%	16.1%	13.6%	15.9%	11.4%	19.3%	9.4%	22.4%
High Yield (Lehman)	11.9%	2.5%	8.5%	4.3%	10.2%	7.7%	6.6%	7.8%
Corporate Bond (Lehman)	4.3%	3.7%	3.8%	4.3%	5.9%	5.4%	6.5%	4.9%
20+ Treasury (Lehman)	0.9%	8.6%	6.1%	9.5%	7.3%	11.6%	7.9%	10.3%
1-3 Mo Treasury (Lehman)	4.8%	0.1%	3.0%	0.5%	2.4%	0.4%	3.7%	0.5%
Precious Metals Commodity (DJ-AIG)	27.1%	30.1%	18.0%	23.2%	18.6%	20.6%	7.4%	17.3%
Livestock Commodity (DJ-AIG)	(6.1%)	17.0%	6.0%	15.4%	0.3%	16.9%	(1.7%)	15.1%
Grains Commodity (DJ-AIG)	23.6%	24.9%	(3.0%)	24.2%	5.4%	23.0%	(3.3%)	20.1%
Energy Commodity (DJ-AIG)	(41.4%)	21.6%	(0.3%)	38.4%	15.2%	42.6%	7.9%	40.7%

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through Bloomberg and Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.  Risk is measured by standard deviation.  Data as of December 31, 2006

What are absolute return factors? To answer this question, we must begin by looking at relative return factors a little more closely.

Portfolio creation with relative return factors involves applying a qualitative or quantitative approach, or both, to security selection.  For example, to distinguish value from growth.  These qualitative or quantitative approaches can focus on fundamental data or on price data. We can describe an investment strategy utilizing relative return factor as several risks such as style (value or growth) and size (small cap, mid cap, or large cap) for which the relative return investment strategy should provide positive returns to investors over time—but despite that comforting assumption, we must also deal with the reality that an investment strategy based solely on relative return factors, will decline if the overall market drops as it did in 2002.

An absolute return factor begins with a relative return factor, but the approach for portfolio creation is somewhat different. For absolute return factors, portfolio creation attempts to protect the portfolio in environments where relative return baskets would decrease in value (down markets).  To do this, an absolute return factor’s investment strategy would invest in both long and short positions for a specific relative return factor.  As an example, investing in value would be considered a relative return factor, the absolute return factor would invest in long positions of securities exhibiting good value characteristics, and invest in short positions of securities exhibiting poor value characteristics.  This approach is designed to lower the volatility that arises from the market risk inherent in relative return factors. Absolute return factors deliver the investment styles risk and its associated return while minimizing the market risk.  Again, qualitative or quantitative methodologies, focused on fundamentals or technicals, may be employed. We may also see the application of widely held institutional and hedge fund strategies such as relative strength and mean reversion.

Absolute Return Strategies

The Fund pursues multiple investment styles or mandates that correspond to investment strategies widely employed by hedge funds, including strategies sometimes referred to as absolute return strategies.

The Fund uses an optimization model and proprietary return forecasts, subject to diversification and risk constraints, to assist in constructing and diversifying the portfolio. The Advisor seeks to build a portfolio that provides the optimal balance between risk and expected return, maximizing the expected Sharpe Ratio. The Advisor’s risk management process entails analyzing the volatility and correlation of each absolute return factor, enabling the Advisor to create a basket of absolute return factors designed to meet the Fund’s targeted risk objective.

For selecting investments, the Advisor’s “quantitative” approach uses financial models and computer databases capable of rapidly ranking a large universe of eligible investments for each absolute return factor. The absolute return factors and portfolio construction techniques are then rigorously tested to determine whether they add value either by adding return or controlling risk before they are incorporated into a long/short strategy.

The Advisor uses a quantitative methodology to identify two subsets within each absolute return factor: those assets expected to outperform the asset class, which are held long; and, those expected to underperform the asset class, which are sold short. This long/short portfolio construction attempts to achieve performance largely uncorrelated with that of the underlying relative return factor overall, and to eliminate the risk of substantial losses stemming from market declines while reducing volatility and correlation to equities, fixed income as well as other absolute return factors.

Each of the Fund’s three principal long/short investment strategies exhibit risk and return properties similar to a particular type of hedge fund or managed futures index. The table below highlights performance characteristics for hedge fund and managed futures indices and demonstrates how each strategies performance rank in each year can change.  The information provided here is intended to illustrate the variations in performance among hedged equity, fixed income arbitrage and managed futures indices in a general way. It should not be construed as investment performance for the Fund’s individual long/short strategies.  In fact, there is no guarantee that the Fund can deliver similar performance in its corresponding long/short strategies.

The table below highlights the one-, three-, five-, and 10-year risk & reward characteristics for certain hedge fund and managed future indices.

Source: Annual total returns calculated by Arrow Investment Advisors, LLC using total return data made available through Bloomberg and Morningstar. Performance displayed represents past performance, which is no guarantee of future results.  The index returns do not reflect any management fees, transaction costs or expenses. The indices are unmanaged and are not available for direct investment.  Risk is measured by standard deviation.  Data as of December 31, 2006

The indexes above are similar to the primary strategies utilized in the Fund; however the investment process will generally focus on the absolute return factors further defined below.

• A Long/Short Value absolute return factor involves investing in securities that exhibit traditional value characteristics and simultaneously selling short securities that exhibit non-value characteristics. Traditional value characteristics include, but are not limited to, high book-to-price ratios, high earnings-to-price ratios, high dividend yields and high cash flow-to-price ratios.

• A Long/Short Growth absolute return factor involves investing in securities that exhibit traditional growth characteristics and simultaneously selling short securities that exhibit non-growth characteristics. Traditional growth characteristics include, but are not limited to, earnings revisions, high earnings growth and high cash flow growth.

• A Long/Short Relative Strength absolute return factor involves investing in securities that exhibit strong intermediate-term price momentum (a measurement of the rate at which the price of a security changes) and simultaneously selling short securities that exhibit weak intermediate-term price momentum.

• A Long/Short Capitalization absolute return factor involves investing in small-capitalization securities and simultaneously selling short large-capitalization securities.

• A Long/Short Sector Relative Strength absolute return factor involves investing in securities which represent economic sectors or industries that exhibit strong intermediate-term price momentum and simultaneously selling short securities which represent economic sectors or industries that exhibit weak intermediate-term price momentum.

• A Long/Short Mean Reversion absolute return factor involves investing in securities that exhibit weak long-term price momentum and simultaneously selling short securities that exhibit strong long-term price momentum.

• A Merger Arbitrage absolute return factor involves investing in securities that are being acquired and simultaneously selling short securities that are making the acquisitions.

• A Volatility Arbitrage absolute return factor involves selling or writing a portfolio of options and rebalancing a delta neutral amount of the underlying issues; this can also be achieved with derivatives. The objective is to take advantage of differences between the implied volatility of the option, and future realized volatility of the option's underlying issue. In pursuing this strategy the funds may also use covered call writing strategies as well as long options positions on equity indexes and volatility indexes. A covered call options position involves selling or writing call options on underlying securities which a Fund already owns. A long options position involves investing in long call or put options. A long call option provides upside profit potential while limiting downside exposure. A long put option provides downside profit potential while limiting upside exposure.

• A High Yield Credit Spread absolute return factor involves investing in High Yield or non-investment grade corporate securities and simultaneously selling short U.S. Government Securities.

• An Asset-Backed Credit Spread absolute return factor involves investing in mortgage backed and other asset-backed securities and simultaneously selling short U.S. Government Securities.

• An Agency Credit Spread absolute return factor involves investing in United States Government Agency Securities and simultaneously selling short U.S. Government Securities.

• A Corporate Credit Spread absolute return factor involves investing in investment grade corporate securities and simultaneously selling short U.S. Government Securities.

• An Emerging Market Credit Spread absolute return factor involves investing in emerging market securities and simultaneously selling short U.S. Government Securities.

• A Term Spread absolute return factor involves investing in long 10-year U.S. Government Securities and simultaneously selling short 2-year U.S. Government Securities.

• A Long/Short Commodity Sector Relative Strength absolute return factor involves investing in commodity investments which represent commodity sectors that exhibit positive intermediate-term price momentum (if any) and simultaneously selling short commodity investments that exhibit negative intermediate-term price momentum (if any).

• A Long/Short Financial Futures Relative Strength absolute return factor involves investing in financial futures that exhibit positive intermediate-term price momentum (if any) and simultaneously selling short financial futures that exhibit negative intermediate-term price momentum (if any).

• A Long/Short Currency Relative Strength absolute return factor involves investing in foreign currencies such as, but not limited to, the Euro, Japanese Yen, British Pound, Canadian Dollar, Swedish Krona and Swiss Franc that exhibit positive intermediate-term price momentum and simultaneously selling short the US dollar or during periods of dollar strength shorting a basket of currencies that exhibit negative intermediate-term price momentum and buying the US dollar.

• A Currency Yield Arbitrage absolute return factor involves investing in currencies associated with relatively high yielding interest rates and simultaneously selling currencies associated with relatively low yielding interest rates.

As part of the investment management process the advisor will also use Equity, Fixed Income and Commodity positions within the appropriate Long/ Short Strategy

• An Equity position involves either buying or selling a portfolio of stocks or derivatives thereof, such as index futures.

• A Fixed Income position involves either buying or selling a portfolio of fixed income securities or derivatives thereof, such as futures.

• A Commodities position involves either buying or selling a portfolio of instruments with commodity market exposure.

Benefits of Alternative Strategies in Mutual Funds

Traditionally, investors have attempted to create diversified portfolios by allocating between stocks and bonds, between domestic and international stocks, between growth and value stocks, or between stocks of different capitalization ranges and different sectors. Unfortunately, these efforts do not sufficiently combine assets that move independently of one another, which is a key factor in constructing a diversified portfolio.

Alternative assets, also called non-traditional investments, are investment strategies that utilize trading techniques generally unavailable through public markets.  These strategies include hedge funds, private equity, managed futures and others typically offered only to sophisticated institutional and private investors.

Alternative assets are usually structured as private partnerships and are not governed by the regulations placed on mutual funds, which are registered with the SEC. This means that, investment benefits aside, alternative strategies present some practical disadvantages compared to mutual funds. Mutual fund investors do not have: investor qualification rules, lock up periods, redemption notices or lack of transparency. They do have daily liquidity, lower fee structures, and regulatory and custodial protections, such as restrictions on inappropriate use of leverage.

Deployed as a complement to traditional assets, alternative strategies can help reduce risk and potentially increase the returns for the overall portfolio. Adding alternative strategies to a portfolio of traditional assets increases diversification and lowers volatility, offering the opportunity to preserve capital and avoiding significant periods of loss.

The Advisor believes that alternative strategies offer the following investment benefits:

•

Increased Diversification. Treating alternative strategies as tools in the portfolio allocation process reduces dependence on traditional securities, facilitating the structuring of truly diversified portfolios with increased likelihood of better returns over the complete market cycle.

•

Low Correlation. While traditional investments derive most of their returns from the capital markets, the direction of those markets has less of an effect on many alternative strategies.

•

Lower Portfolio Volatility. Alternative strategies exhibit lower volatility in isolation, and they lower overall portfolio volatility when added to a portfolio of traditional assets.

•

Preservation of Capital. The lower volatility characteristic of alternative strategies allows portfolio assets to grow steadily, compounding consistently positive returns year after year.

Absolute return strategies seek to generate positive returns that are independent of the overall market. The Alternative Solutions Fund combines the structural benefits of a mutual fund with investment benefit characteristic of a single portfolio that includes both alternative and traditional assets.

Additional Risks

The following provides additional information about the principal risks of investing in the Fund:

•

Swap Counterparty Credit Risk. The Fund is subject to credit risk on the amount the Fund expects to receive from swap agreement counterparties. If a swap counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease.

•

Illiquid Securities and Derivatives Risks. Certain of the underlying ETFs, exchange traded trusts and other exchange traded investment instruments may invest in illiquid securities as well as derivatives such as stock index futures. These investments involve higher risk and subject the underlying ETFs and other exchange traded investment instruments to higher price volatility.

•

Tracking Risk. Investment in the Fund should be made with the understanding that the ETFs and other Underlying Funds in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and other Underlying Funds in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Underlying Funds may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs and Underlying Funds to track their applicable indices.

•

Commodity Risk. The Fund’s exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based exchange traded trusts and commodity-based exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

•

Risks Related to ETF Net Asset Value and Market Price. The market value of the ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF share trades at a premium or discount relative to its net asset value.

•

Issuer-Specific Risk. The value of a specific security or an Underlying Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

•

Risks Associated with Investing in ETFs and Other Investment Companies. The Fund invests in ETFs and other investment companies (“Underlying Funds”). As a result, your cost of investing in the Fund will be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in stocks and bonds. You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Additional risks of investing in Underlying Funds include:

•

Small- and Mid-Capitalization Securities Risk. Investments in Underlying Funds that own small- and mid-capitalization companies and direct investments in individual small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In particular, small-capitalization companies may have limited product lines, markets, and financial resources and may be dependent upon a relatively small management group. These securities may trade over the counter or be listed on an exchange, and may or may not pay dividends.

•

Foreign Securities Risk.  Certain of the underlying ETFs may invest in securities of foreign issuers. These securities involve risks not associated with U.S. investments, including settlement risks, currency fluctuation, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions and settlement and custody risks.

•

Emerging Markets Securities Risk. Certain of the underlying ETFs may invest in securities of issuers located in emerging countries. Emerging countries may have relatively unstable governments, economies based on less diversified industrial bases, and securities markets that trade a smaller number of securities. Companies in emerging markets are often smaller, less seasoned and more recently organized than many U.S. companies.

•

Additional ETF and Underlying Fund Risks. The strategy of investing in ETFs could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes you pay. In addition, certain prohibitions on the acquisition of mutual fund shares by the Fund may prevent the Fund from allocating its investments in the manner the Advisor considers optimal. The Fund intends to purchase ETFs and other Underlying Funds that are either no-load or waive the sales load for purchases made by the Fund. The Fund will not purchase Underlying Funds that charge a sales load upon redemption, but the Fund may purchase Underlying Funds that have an early redemption fee similar to the one charged by the Fund. In the event that an Underlying Fund charges a redemption fee, then you will indirectly bear that expense by investing in the Fund.

Temporary Investments

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure

A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Funds’ Statement of Additional Information. The Fund will make available month-end portfolio holdings information, by request via phone or email.

MANAGEMENT OF THE FUND

Investment Advisor

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, serves as investment advisor to the Fund.  Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Fund’s business affairs. The Advisor is responsible for selecting the Fund’s investments according to the Fund’s investment objective, policies and restrictions. The Advisor was established in February 2006.

Pursuant to the Investment Advisory Agreement, the Fund pays the Advisor, on a monthly basis, an annual advisory fee of .75% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s semi-annual shareholder report dated January 31, 2008.

In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Advisor has contractually agreed to waive its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least until November 30, 2008, so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses such as litigation) of the Fund do not exceed specified limits as described under “Fees and Expenses.” Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped.

Portfolio Manager

William E. Flaig Jr.

Chief Investment Officer

Mr. Flaig joined Arrow Investment Advisors in February of 2007, prior to which (2005–2007) he was a principal of Paladin Asset Management. To Paladin, Mr. Flaig brought a body of original research in absolute return factors, which he refined there and which evolved into Paladin’s corresponding alternative investment strategies. From 2000 to 2005 Mr. Flaig served Rydex Investments in portfolio management roles of increasing responsibility, culminating with his appointment as Director of Portfolio Management/Director of Investment Strategy, with responsibility over all Rydex Portfolio Managers. During this period Mr. Flaig defined the concept of hedge fund replication, initiated the research and investment strategies on which the Rydex Absolute Return Strategies Fund and the Rydex Hedge Equity Fund are based, and directed those strategies. Mr. Flaig developed the quantitative investment methodology and strategy for the Rydex Core Equity Fund and improved the investment methodology of the Rydex Sector Rotation Fund. Mr. Flaig also developed best practices for creating leverage within the constraints of a mutual fund offering unlimited trading. From 1992–1998 Mr. Flaig worked for Bankers Trust Company in New York, in departments including currency trading, proprietary trading, derivatives structuring, and emerging market fixed income, and currency trading. Mr. Flaig graduated from Purdue University with a degree in Management.

The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed and ownership of Fund shares.

NET ASSET VALUE

Shares of the Funds are sold at net asset value (“NAV”). The NAV of the Funds is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business and will be computed by determining the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding. The NYSE is closed on weekends and most national holidays. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Funds (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on the securities’ principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith and evaluated as to the reliability of the fair value method used by the Board on a quarterly basis, in accordance with procedures approved by the Board. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Funds may use independent pricing services to assist in calculating the value of the Funds’ securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Funds. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the values of the Funds’ securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Funds price their shares, the securities will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, the Advisor may need to price the security using the Funds’ fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds’ NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Funds’ assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, each Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes

The Funds offer two classes of shares so that you can choose the class that best suits your investment needs. The main differences between each class are sales charges and ongoing fees. In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares. Both classes of shares in the Funds represent interest in the same portfolio of investments in the Funds.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Funds:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	See Below

The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more of any Funds’ Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to CDSC on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on those shares redeemed.

Advisor Class Shares

Advisor Class shares of the Funds are sold at net asset value without an initial sales charge. This means that 100% of your initial investment is placed into shares of the Funds. Advisor Class shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Funds and/or shareholder services.  Over time, fees paid under the Plan will increase the cost of an Advisor Class shareholder’s investment and may cost more than other types of sales charges.

How to reduce your sales charge

You may be eligible to purchase A-Class Shares for reduced sales charges. To qualify for these reductions, you or your financial intermediary must provide sufficient information, in writing and at the time of purchase, to verify that your purchase qualifies for such treatment. Consistent with the policies described in this Prospectus, you and your “immediate family” (your spouse and your children under the age of 21) may combine your Fund holdings to reduce your sales charge.

Rights of accumulation. To qualify for the lower sales charge rates that apply to larger purchases of A-Class Shares, you may combine your new purchases of A-Class Shares with the shares of any other A-Class Shares of Arrow Funds that you already own. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other A-Class Shares that you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Shares of either Fund held as follows cannot be combined with your current purchase for purposes of reduced sales charges:

•

Shares held indirectly through financial intermediaries other than your current purchase broker-dealer (for example, a different broker-dealer, a bank, a separate insurance company account or an investment advisor);

•

Shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan (for example, a 401(k) plan) other than employer-sponsored IRAs;

•

Shares held directly in the Fund account on which the broker-dealer (financial advisor) of record is different than your current purchase broker-dealer.

Letters of Intent. Under a Letter of Intent (“LOI”), you commit to purchase a specified dollar amount of A-Class Shares of the Funds, with a minimum of $50,000, during a 13-month period. At your written request, A-Class Share purchases made during the previous 90 days may be included. The amount you agree to purchase determines the initial sales charge you pay. If the full-face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested. You are not legally bound by the terms of your LOI to purchase the amount of your shares stated in the LOI. The LOI does, however, authorize the Funds to hold in escrow 5% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13 month period, the Funds’ transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

Repurchase of A-Class shares. If you have redeemed A-Class Shares of the Funds within the past 120 days, you may repurchase an equivalent amount of A-Class Shares of the Funds at NAV, without the normal front-end sales charge. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. You may exercise this privilege only once and must notify the Funds that you intend to do so in writing. The Funds must receive your purchase order within 120 days of your redemption. Note that if you reacquire shares through separate installments (e.g., through monthly or quarterly repurchases), the sales charge waiver will only apply to those portions of your repurchase order received within 120 days of your redemption.

Sales Charge Waivers

The sales charge on purchases of A-Class Shares is waived for certain types of investors, including:

•

Current and retired directors and officers of the Fund sponsored by the Advisor or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Advisor.

•

Employees of the Advisor and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

•

Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund’s shares and their immediate families.

•

Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

•

Clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

•

Institutional investors (which may include bank trust departments and registered investment advisors).

•

Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor.

•

Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

•

Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in the Fund are part of an omnibus account. A minimum initial investment of $1 million in the Funds is required. The Distributor in its sole discretion, may waive these minimum dollar requirements.

The Funds do not waive sales charges for the reinvestment of proceeds from the sale of shares of a non-Arrow Fund where those shares were subject to a front-end sales charge (sometimes called an NAV transfer).

Sales Charge Exceptions

You will not pay initial sales charges on the following:

•

A-Class Shares purchased by reinvesting dividends and distributions.

•

A-Class Shares of one Fund exchanged for A-Class Shares of another Fund.

Promotional Incentives on Dealer Commissions

The Distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the Distributors discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Factors to Consider When Choosing a Share Class

When deciding which class of shares of the Fund to purchase, you should consider your investment goals, present and future amounts you may invest in the Funds, and the length of time you intend to hold your shares. You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Advisor Class shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares. To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund’s expenses over time in the “Fees And Expenses” Section of this Prospectus. You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Purchasing Shares

You may purchase shares of the Funds by sending a completed application form to the following address by either regular or overnight mail:

Arrow Funds c/o Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, Nebraska 68137

Minimum and Additional Investment Amounts

The minimum initial investment to open an account is $5,000 ($2,000 for retirement accounts). The minimum subsequent investment is $250.  Lower minimum initial and additional investments may also be applicable in certain other circumstances, including purchases by certain tax deferred retirement programs. There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Funds.

The Funds, however, reserve the right, in their sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with a note stating the name(s) on the account and the account number to the above address. Make all checks payable to “Arrow Funds.” The Funds will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Funds will not accept third-party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC (“GFS” or “Transfer Agent”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Funds, for any payment check returned to the Transfer Agent for insufficient funds.

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

When Your Order is Processed

All shares will be purchased at the NAV per share next determined after the Funds receive your application or request in good order. All requests received in good order by the Funds before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase includes:

•

the name of the Fund

•

the dollar amount of shares to be purchased

•

a completed purchase application corresponding to the type of account you are opening, or a completed investment stub (make sure your investment meets the account minimum or subsequent purchase investment minimum)

•

a check payable to “Arrow Funds”

Purchase through Brokers

You may invest in the Funds through brokers or agents who have entered into selling agreements with the Funds’ Distributor. These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set its own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire

If you wish to wire money to invest in the Funds, please call the Funds at 1-877-277-6933 to notify the Funds that a wire transfer is coming.  You may use the following instructions:

First National Bank of Omaha

ABA No. 104000016

Account No. 110205106

Credit: Arrow Funds Subscription Account

FBO: Shareholder Name, Name of Fund, Shareholder Account Number.

Automatic Investment Plan

You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically debits money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $250 on specified days of each month into your established Funds account. Please contact the Funds at 1-877-277-6933 for more information about the Funds’ Automatic Investment Plan.

Retirement Plans

You may purchase shares of the Funds for your individual retirement plans. Please call the Funds at 1-877-277-6933 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Subsequent Purchases by Internet

For complete information regarding Internet transactions, please see the section entitled “Transactions Through www.arrowfunds.com.”

REDEMPTIONS

Written Redemption Requests

You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

Regular/Express/Overnight Mail

Arrow Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redeeming by Telephone

The telephone redemption privilege is automatically available to all new accounts except retirement accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application, or you must instruct the Funds, in writing, to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-277-6933. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Funds reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or GFS, do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Wire Redemptions

If you request your redemption by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer. In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind

The Funds reserve the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Funds’ assets). The securities will be chosen by the Funds and valued at the Funds’ net asset value. A shareholder may incur transaction expenses in converting these securities to cash.

Systematic Withdrawal Plan

If your individual accounts, IRA or other qualified plan account have a current account value of at least $5,000, you may adopt a Systematic Withdrawal Plan to provide for monthly, quarterly or other periodic checks for any designated amount of $250 or more. If you wish to open a Systematic Withdrawal Plan, please indicate on your application or contact the Funds at 1-877-277-6933.

When Redemptions are Sent

Once the Funds receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption will not be processed until the check for your purchase has cleared (usually within 10 days).

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless you are redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request the redemption proceeds be sent to a person, bank or an address other than that of record or be paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $100,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

Redemption Fee

For shares held less than 30 days, the Funds will deduct a 1% redemption fee on your redemption amount if you sell your shares or your shares are redeemed for failure to maintain the Funds’ balance minimum. See “Low Balances” for further information on account closure policy. Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 30 days or more are not subject to the 1% fee.

Redemption fees are paid to the Funds directly and are designed to offset costs associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

Waivers of Redemption Fees. The Funds have elected not to impose the redemption fee for:

•

redemptions and exchanges of Fund shares acquired through the reinvestment of dividends and distributions;

•

certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans;

•

redemptions or exchanges in discretionary asset allocation, fee based or wrap programs (“wrap programs”) that are initiated by the sponsor/financial advisor as part of a periodic rebalancing.

•

redemptions or exchanges in a fee based or wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan;

•

involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees;

•

other types of redemptions as Arrow Investment Advisors or the Trust may determine in special situations and approved by the Funds’ or the Advisor’s Chief Compliance Officer.

When You Need Medallion Signature Guarantees

If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Funds with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

•

you wish to change the bank or brokerage account that you have designated on your account;

•

you request a redemption to be made payable to a person not on record with the Funds;

•

you request that a redemption be mailed to an address other than that on record with the Funds;

•

the proceeds of a requested redemption exceed $100,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans

If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Funds should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Redeeming through Broker

If shares of the Funds are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Funds. The servicing agent may charge a fee for this service.

Low Balances

If at any time your account balance falls below $5,000 ($2,000 for retirement account), the Funds may notify you that, unless the account is brought up to the appropriate account minimum, your account could be closed.  This will not apply to any account balances that drop below the minimum due to a decline in NAV. The Funds may, within 30 days, redeem all of your shares and close your account by sending you a check to the address of record. The Funds will not charge any redemption fee on involuntary redemptions.

Redemptions Through www.arrowfunds.com

You may redeem your shares through the Funds’ website, at www.arrowfunds.com.  Shares from an account in any of the Funds’ tax sheltered retirement plans cannot be redeemed through the Fund’s website.  For complete information regarding Internet transactions, please see the following section entitled “Transactions Through www.arrowfunds.com”.

Transactions Through www.arrowfunds.com

You may purchase subsequent shares and redeem Fund shares through the Funds’ website, at www.arrowfunds.com. To establish Internet transaction privileges you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a User’s Agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase subsequent shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check, to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. The Fund imposes a limit of $250 on purchase and redemption transactions through the website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their Distributor and their Transfer Agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their Transfer Agent, Distributor, Advisor will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

EXCHANGING SHARES

Exchange Privilege

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same Class at their respective net asset values.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ Transfer Agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine.  Calls may be recorded.  For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine.  If this occurs, we will not be liable for any loss.  The Distributor and the Transfer Agent also will not be liable for any losses if they follow instruction by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges

The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders.  Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers”.  Market timers are investors who repeatedly make exchanges within a short period of time.  The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders.  In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of the Funds’ shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Funds.)

The Funds intend to distribute substantially all of their net investment income at least annually and net capital gain annually. The distributions will be reinvested in shares of the Funds unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend, redemption or exchange proceeds. The Funds reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Funds are required to withhold taxes if a number is not delivered to the Funds within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice to any current holder of the Funds’ shares. You should consult your own tax advisors to determine the tax consequences of owning the Funds’ shares.

MARKET TIMING

Frequent trading into and out of the Funds can harm all fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Funds’ Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing. These methods include:

•

committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy;” and

•

assessing a redemption fee for short-term trading.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

The redemption fee, which is uniformly imposed, is intended to discourage short-term trading and is paid to the Funds to help offset any cost associated with such short-term trading. The Funds will monitor the assessment of redemption fees against your account. Based on the frequency of redemption fees assessed against your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Funds.

The Funds reserve the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase or exchange orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds is limited in its ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions, assessing the Funds’ redemption fee and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

Distribution and Shareholder Services Plan

The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Funds, a Distribution and Shareholder Services Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”) for each share class. The Plan allows the Funds to use part of its assets for the sale and distribution of Shares, including advertising, marketing and other promotional activities. The Plan also allows the Funds to pay the Distributor for certain shareholder services provided to shareholders or other service providers that have entered into agreements with the Distributor to provide these services.

A-Class Shares

For these distribution services, under the Plan, the Funds pay the Distributor on a monthly basis an annual amount equal to 0.25% of the Funds’ average net assets attributable to A-Class Shares. The Distributor generally will, in turn, pay your financial intermediary out of its fees. Because the Funds pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges.

Advisor Class Shares

The Plan allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ average net assets attributable to Advisor Class Shares. For these distribution services, under the Plan, the Funds pay the Distributor on a monthly basis an annual amount equal to 0.75% of the Funds’ average net assets attributable to Advisor Class Shares. For these shareholder services, under the Plan, the Fund pays the Distributor on a monthly basis an annual amount equal to 0.25% of the Fund’s average net assets attributable to Advisor Class Shares.  The annual 0.75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual 0.25% service fee compensates your intermediary for providing on-going services to you. The Distributor retains the distribution and service fees on accounts with no authorized intermediary of record. Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Funds and cost investors more than other types of sales loads.

Other Compensation to Dealers

In addition to amounts paid as a sales commission, Arrow Investment Advisors, at its expense, may also provide additional compensation to investment dealers. These payments may be made, at the discretion of Arrow Investment Advisors, to certain dealers who have sold shares of Arrow Funds. The level of payments made to dealers in any given year will vary, but may be significant. These payments may provide an incentive for dealers to sell shares of the Funds and promote the retention of their customer’s assets in the Funds. Any payments described above will not change the price paid by investors for the purchase of Arrow Funds shares or the amount that the Funds will receive as proceeds from such sales. Arrow Investment Advisors determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. (A number of factors will be considered in determining payments, including the dealer’s sales, assets, share class utilized and the quality of the dealer’s relationship with Arrow Investment Advisors.) Arrow Investment Advisors will, on an annual basis, determine the advisability of continuing these payments. Arrow Investment Advisors may also pay expenses associated with meetings that facilitate educating financial advisors and shareholders about the Arrow Funds that are conducted by dealers.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Arrow DWA Balanced Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s July 31, 2007 annual report, which is available upon request.

Arrow DWA Balanced Fund

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	Advisor Class	Class A
	Period Ended July 31, 2007 (1)	Period Ended July 31, 2007 (1)
Net Asset Value, Beginning of Period	$10.00	$10.00
Activity from investment operations:
Net investment income (loss) (2)	(0.04)	0.04
Net realized and unrealized gain in investments	1.39	1.38
Total from investment operations	1.35	1.42

Pain-in-capital from redemption fees	0.00(6)	0.00(6)

Less distributions from:
Net investment income	(0.05)	(0.06)
Net realized gains	-	-
Total Distributions	(0.05)	(0.06)

Net Asset Value, End of Period	$11.30	$11.36

Total return (3)(5)	13.48%	14.28%

Net assets at end of period (000s)	$19,197	$71,891

Ratio of net expenses to average net assets(7):	2.58% (4)	1.83% (4)

Ratio of net investment income (loss) to average net assets(7):	(0.44)% (4)	0.37%(4)

Portfolio Turnover Rate	118%(5)	118%(5)

(1)	The Advisor Class and Class A shares of the Arrow DWA Balanced Fund commenced operations on August 7, 2006.
(2)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees.
(4)	Annualized
(5)	Not annualized.
(6)	Amount represents less than $0.01 per share.
(7)	The ratios of expense and net investment income to average net assets do not reflect the Fund’s proportionate share of the income and expense of the underlying investee funds.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Funds do not disclose any non-public personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your non-public personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

ARROW FUNDS

Advisor	Arrow Investment Advisors, LLC 2943 Olney-Sandy Spring Road, Suite A Olney, MD 20832
Sub-Advisor	Dorsey, Wright & Associates, Inc. 8014 Midlothian Turnpike Richmond, VA 23235
Distributor	Aquarius Fund Distributors, LLC 4020 South 147th Street Omaha, Nebraska 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	The Bank of New York One Wall Street, 25th Floor New York, NY 10286

Additional information about the Funds, including the Funds’ policies and procedures with respect to disclosure of the Funds’ portfolio holdings, is included in the Funds’ Statement of Additional Information dated October 31, 2007 (the “SAI”). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Funds’ investments will also be available in the Funds’ Annual and Semi-Annual Reports to Shareholders.

To obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Funds, or to make shareholder inquires about the Funds, please call 1-877-277-6933 or visit the Fund’s website, at www.arrowfunds.com. You may also write to:

Arrow Funds

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Funds’ information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC’s website at, www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C.  20549-0102.

Investment Company Act File # 811-21720

Arrow Funds • 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-877-277-6933

 ARROW DWA BALANCED FUND

ARROW ALTERNATIVE SOLUTIONS FUND

 Series of Northern Lights Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

October 31, 2007

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the combined prospectus of the Arrow DWA Balanced Fund and the Arrow Alternative Solutions Fund (individually a "Fund," collectively the “Funds”) dated October 31, 2007 and the Annual Report to Shareholders of the Arrow DWA Balanced Fund dated July 31, 2007.  You can obtain copies of a prospectus, annual or semiannual report without charge by contacting the Funds' Transfer Agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, by calling 1-877-277-6933.  You may also obtain a prospectus by visiting our website at www.arrowfunds.com.

This SAI incorporates by reference the Arrow DWA Balanced Fund’s Annual Report to Shareholders for the period ended July 31, 2007.

TABLE OF CONTENTS

THE FUNDS
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR AND SUB-ADVISOR
DISTRIBUTION OF SHARES
PORTFOLIO MANAGER
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI- MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
FINANCIAL STATEMENTS
APPENDIX A –ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES
APPENDIX B –SUB-ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES

 THE FUNDS

The Arrow DWA Balanced Fund and the Arrow Alternative Solutions Fund, are each a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund may issue an unlimited number of shares of beneficial interest. All shares of a Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of a Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by a Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Arrow DWA Balanced Fund is a non-diversified investment management company and the Arrow Alternative Solutions Fund is a diversified investment management company. Each Fund’s investment objective, restrictions and policies are more fully described here and in the Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Each Fund offers two classes of shares:  Class A shares and Advisor Class shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different distribution fees; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of each Fund and a description of its principal investment strategies are set forth under “Risk/Return Summary” in the applicable Prospectus. Each Fund’s investment objective is not fundamental and may be changed without the approval of a majority of the applicable Fund's outstanding voting securities.

The following pages contain more detailed information about the types of instruments in which the Funds may invest, strategies Arrow Investment Advisors, LLC (the “Advisor”) or Dorsey, Wright & Associates, Inc. (the sub-advisor to the Arrow DWA Balanced Fund (“Sub-Advisor” or “DWA”) may employ in pursuit of a Fund’s investment objective and a summary of related risks.

Arrow DWA Balanced Fund

DWA will overweight market segments, rotation strategies and ETFs exhibiting positive relative strength and underweight market segments, rotation strategies and ETFs exhibiting negative relative strength.  The following table highlights the tactical range that DWA can allocate to each rotation strategy.

Arrow DWA Balanced Fund and Arrow Alternative Solutions Fund

Equity Securities

Equity securities in which the Funds invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Funds may invest in preferred stock with a minimum credit rating of investment grade. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Funds may invest in convertible securities with a minimum credit rating of investment grade. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described below regarding foreign securities apply to investments in ADRs.

Foreign Securities

General.  The Funds may invest in exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.   Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of a Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which a Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.   The Funds may purchase ETFs and other closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Debt Securities

The Arrow DWA Balanced Fund may invest in debt securities with a minimum credit rating of investment grade; however, the Arrow Alternative Solutions Fund may invest in debt securities of any investment grade.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Funds are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Funds may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Funds may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Time Deposits and Variable Rate Notes

The Funds may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Funds to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. A Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between a Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to a Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The Funds may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Funds may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Funds do not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which a Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which a Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which a Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which a Fund invests to be shorter than the maturities stated in the underlying mortgages.

High Yield Securities

The Arrow Alternative Solutions Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Securities of Other Investment Companies

A Fund’s investments in an underlying portfolio of ETFs, mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.  Due to legal limitations, a Fund will be prevented from: 1) purchasing more than 3% of an investment company’s (including ETFs) outstanding shares; 2) investing more than 5% of its assets in any single such investment company, and 3) investing more than 10% of its assets in investment companies overall; unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition to ETFs, the Funds may invest in other investment companies such as open-end mutual funds or exchange-traded closed-end Funds, within the limitations described above.

Closed-End Investment Companies. A Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Funds), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Funds generally will purchase shares of closed-end funds only in the secondary market. The Funds will incur normal brokerage costs on such purchases similar to the expenses the Funds would incur for the purchase of securities of any other type of issuer in the secondary market. The Funds may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if a Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Funds may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and a Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of a Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by a Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by a Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. A Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-end Investment Companies. A Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund.  Accordingly, when affiliated persons hold shares of any of the underlying funds, a Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by a Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by a Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of a Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by a Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission (“SEC”). In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the underlying funds are made independently of a Fund and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds. ETFs are passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees.  ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which a Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although a Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

REITs

The Funds may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although a Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Securities Options

 The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

A Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Funds will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the Advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as a Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by a Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Funds will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, a Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts. A Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

 The Funds may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Funds will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with a Fund, there can be no assurance that a Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Funds may be unable to liquidate a dealer option. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, a Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Funds may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Funds, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Funds against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Funds may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Funds to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, a Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds expect to earn interest income on their margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Funds' operations.  Accordingly, a Fund is not subject to registration or regulation as a commodity pool operator.

When-Issued, Forward Commitments and Delayed Settlements

The Funds may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Funds may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because a Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Funds will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When a Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc.

Under guidelines adopted by the Trust's Board, the Funds' Advisor may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Funds may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Arrow DWA Balanced Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 10% of the value of the Arrow DWA Balanced Fund's net assets. This percentage may be varied by action of the Board of Trustees. No such percentage limitation applies to the Arrow Alternative Solutions Fund; however, Fund assets are segregated to cover any short sale obligations at all times.  A short sale is "against the box" to the extent a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Swap Agreements

Each Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if the Fund has invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio. The Arrow DWA Balanced Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets, and the Arrow Alternative Solutions Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 15% of the Fund's assets.

Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the Advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risk

When the Advisor uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Funds, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in a Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Non-Diversification of Investments

The Arrow DWA Balanced Fund is non-diversified under the 1940 Act. This means that under the 1940 Act, there is no restriction as to how much the Fund may invest in the securities of any one issuer, except that the Fund cannot invest more than 25% of its assets in any one industry (and therefore, no more than 25% in any one issuer). However, to qualify for tax treatment as a regulated investment company under the Internal Revenue Code (the “Code”), the Arrow DWA Balanced Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code. Pursuant to these requirements, at the end of each taxable quarter, the Arrow DWA Balanced Fund, among other things, will not have investments in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) of more than 25% of the value of the Fund’s total assets. In addition, the Arrow DWA Balanced Fund, with respect to 50% of its total assets, will not have investments in the securities of any issuer equal to 5% of the Fund’s total assets, and will not purchase more than 10% of the outstanding voting securities of any one issuer. As a non-diversified investment company, the Arrow DWA Balanced Fund may be subject to greater risks than a diversified company because of the larger impact of fluctuation in the values of securities of fewer issues.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  Each Fund will no7t borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.  Senior Securities.  Each Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  Each Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  Each Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  Each Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  Each Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  Each Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  A Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUNDS. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  Each Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  Each Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  Each Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

Each Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Funds will disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

 The Funds may, from time to time, make available month end portfolio holdings information on their website at www.arrowfunds.com.  The month end portfolio holdings are generally posted to the website within forty-five days of the end of each month and remain available until new information for the next month is posted.

The Funds may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.  The Funds will release this information only after it is made available on its website at www.arrowfunds.com.

Under limited circumstances, as described below, the Funds' portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

•

The Advisor or Sub-Advisor.  Personnel of the Advisor or Sub-Advisor, including personnel responsible for managing the Funds' portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor or Sub-Advisor to provide their management, administrative, and investment services to the Funds.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Advisor or Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

•

Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant administrator and custody administrator for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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The Bank of New York.  The Bank of New York is the custodian for the Funds; therefore, its personnel have full daily access to the Funds' portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Funds.

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Briggs, Bunting & Dougherty, LLP.  Briggs, Bunting & Dougherty, LLP is the Funds’ registered independent public accounting firm; therefore, its personnel have access to the Funds’ portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine, LLP.  Thompson Hine, LLP is counsel to the Funds; therefore, its personnel have access to the Funds’ portfolio holdings in connection with review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Funds' Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of a Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Advisor, the Sub-Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Funds' portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Funds' Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds' portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of four (4) individuals, three (3) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Advisor (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee
L. Merill Bryan*** Age 63	Trustee Since 2005	Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation.	25	AdvisorOne Funds (16 portfolios); XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)
Anthony J. Hertl Age 57	Trustee Since 2005	Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller. Mr. Hertl is also a Certified Public Accountant.	25	AdvisorOne Funds (16 portfolios); Satuit Capital Management Trust; XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios); The Z-Seven Fund, Inc. and Greenwich Advisors Trust
Gary W. Lanzen Age 53	Trustee Since 2005	Chief Investment Officer (2006 – present), formerly President, Orizon Investment Counsel, LLC; Founding Partner, Orizon Group, Inc. (a financial services company)	25	AdvisorOne Funds (16 portfolios); XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)

Interested Trustees and Officers

Name, Address and Age	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee
Michael Miola**** Age 54	Trustee Since 2005	Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC and Fund Compliance Services, LLC; Director of Constellation Trust Company.	25	AdvisorOne Funds (16 portfolios); Constellation Trust Company; XTF Advisors Trust (16 Portfolios) and XTF Investors Trust (9 portfolios)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age 38	President Since June 2006

President and Manager, Gemini Fund Services, LLC (since 3/2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Manager, Fund Compliance Services, LLC (since 3/2006);  Manager (since 3/2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Emile R. Molineaux 450 Wireless Blvd. Hauppauge, NY 11788 Age 45	Secretary Since 2005	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Vice President, Fund Compliance Services, LLC; (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003).	N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age 38	Treasurer Since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
Lynn Bowley 4020 So. 147th Street Omaha, NE 68137 Age: 48	Chief Compliance Officer Since June 2007

Compliance Officer of Fund Compliance Services, LLC (2006 – present); Vice President of Investment Support Services for Mutual of Omaha Companies (2004 – 2006); First Vice President of Product Accounting and Reporting for Mutual of Omaha Companies (1998 - 2004).

			N/A	N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

**

 The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***

  From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Funds' distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

****    Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent), Aquarius Fund Distributors, LLC (the Funds'  Distributor) and Fund Compliance Services, LLC (the Trust’s compliance service provider).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  During the past fiscal year, the Audit Committee held four meetings.

Nominating Committee

The Board has a Nominating Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Nominating Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Nominating Committee generally will not consider shareholder nominees.  During the past fiscal year, the Nominating Committee did not hold any meetings.

Compensation

Each Trustee who is not affiliated with the Trust or the Advisor receives a per meeting fee of $150 per Fund if attended in person or via teleconference, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the July 31, 2007 fiscal period.  The Trustees have attended all quarterly meetings. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Directors
L. Merill Bryan	$4,950	None	None	$5,850
Anthony J. Hertl	$4,950	None	None	$5,850
Gary Lanzen	$4,950	None	None	$5,850
Michael Miola*	None	None	None	None

_______________

*This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Aquarius Fund Distributors, LLC (the Funds' Distributor) and Fund Compliance Services, LLC (the Trust’s compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees’ fees allocated to each Fund will be approximately $600 per Trustee per year.

***The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Arrow DWA Balanced Fund as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Arrow DWA Balanced Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Aquarius Fund Distributors, LLC (the Funds' Distributor) and Fund Compliance Services, LLC (the Trust’s compliance service provider)

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control. As of the date of this SAI, the Arrow Alternative Solutions Fund could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Arrow Alternative Solutions Fund commences investment operations and its shares are sold to the public that the Advisor’s control will be diluted until such time as the Fund is controlled by its shareholders.

As of October 1, 2007, the following shareholders of record owned 5% or more of the outstanding shares of the Arrow DWA Balanced Fund:

Arrow DWA Balanced Fund - Class A Shares

Name & Address

                Shares

                    Percentage of Fund

PRUDENTIAL INVESTMENT

1,012,362

13.64%

MANAGEMENT

100 MULBERRY STREET

NEWARK, NJ 07102

Arrow DWA Balanced Fund – Advisor Class Shares

Name & Address

                Shares

                    Percentage of Fund

CHARLES SCHWAB

197,621

9.64%

101 MONTGOMERY ST

SAN FRANCISCO, CA 94104-4104

INVESTMENT ADVISOR AND SUB-ADVISOR

Investment Advisor and Advisory Agreements

The Advisor of each Fund is Arrow Investment Advisors, LLC (the “Advisor”), located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832. Noah Hamman, Jake Griffith and Joseph Barrato are the controlling shareholders of the Advisor.

Arrow DWA Balanced Fund Advisory Agreements

Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Arrow DWA Balanced Fund, the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Arrow DWA Balanced Fund, is responsible for the operations of the Fund, reviews the performance of the Sub-Advisor and makes recommendations to the Board with respect to the retention and renewal of the sub-advisory agreement. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 22, 2006.

The Advisor has overall supervisory responsibilities for the general management and investment of the Arrow DWA Balanced Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board:

a)

setting the Fund’s overall investment objective;

b)

evaluating, selecting and recommending the Sub-Advisor to manage the Fund’s assets;

c)

monitoring and evaluating the performance of the Sub-Advisor, including its compliance with the investment objectives, policies, and restrictions of the Fund; and

d)

implementing procedures to ensure that the Sub-Advisor complies with the Fund’s investment objectives, polices and restrictions.

The Advisor, subject to the review and approval of the Board of the Trust, selects the Sub-Advisor for the Arrow DWA Balanced Fund and supervises and monitors the performance of the Sub-Advisor.

The Advisor has entered into a sub-advisory agreement with the Sub-Advisor and compensates the Sub-Advisor out of the investment advisory fees it receives from the Arrow DWA Balanced Fund.    The total amount of investment management fees payable by the Arrow DWA Balanced Fund to the Advisor may not be changed without shareholder approval.

The following table sets forth the annual investment advisory fee rate payable by the Arrow DWA Balanced Fund to Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL INVESTMENT ADVISORY FEE
The Arrow DWA Balanced Fund	1.00%

During the fiscal period ended July 31, 2007, the Arrow DWA Balanced Fund accrued $486,273 in advisory fees.  The fee is computed daily and payable monthly. The Advisor is contractually limiting total annual operating expenses of the Arrow DWA Balanced Fund through November 30, 2008 (including the Advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) to 1.60% for Class A Shares and 2.35% of Advisor Class Shares of the Arrow DWA Balanced Fund’s average daily net assets.

In addition to receiving the advisory fee, the Advisor has entered into an agreement with the Arrow DWA Balanced Fund's underwriter that requires all commissions retained by the underwriter be used to pay the Fund's underwriting fees, and that any excess be used to pay for the services of wholesalers that assist in the distribution and promotion of the Arrow DWA Balanced Fund.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Arrow DWA Balanced Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Arrow Alternative Solutions Fund Advisory Agreement

Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Arrow Alternative Solutions Fund, the Advisor, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Arrow Alternative Solutions Fund, manages the operations of the Arrow Alternative Solutions Fund. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on June 28, 2007.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Arrow Alternative Solutions Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Arrow Alternative Solutions Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment advisor to the Arrow Alternative Solutions Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Arrow Alternative Solutions Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Arrow Alternative Solutions Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Arrow Alternative Solutions Fund with all necessary office facilities and personnel for servicing the Arrow Alternative Solutions Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Arrow Alternative Solutions Fund or the Advisor performing services relating to research, statistical and investment activities.

The following table sets forth the annual management fee rate payable by the Arrow Alternative Solutions Fund to the Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Arrow Alternative Solutions Fund	0.75%

The Advisor is contractually limiting total annual operating expenses of the Arrow Alternative Solutions Fund through November 30, 2008 (including the Advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) as follows, expressed as a percentage of the Fund’s average daily net assets.

Fund	Class A	Advisor Class	Contractual Period
Arrow Alternative Solutions Fund	2.00%	2.75%	November 30, 2008

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Trust.  Under the terms of the Advisory Agreement, the Trust is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Trust and of pricing the Trust’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Trust, (e) brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions, (f) all taxes and corporate fees payable by the Trust to governmental agencies, (g) the fees of any trade association of which the Trust may be a member, (h) the cost of share certificates representing shares of the Trust, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Arrow DWA Balanced Fund Sub-Advisor and Sub-Advisory Agreement

The Advisor has engaged Dorsey, Wright & Associates, Inc. (the “Sub-Advisor” or “DWA”), located at 8014 Midlothian Turnpike, Richmond, Virginia 23235, as sub-advisor to the Arrow DWA Balanced Fund.  Thomas Dorsey and Watson Wright are the controlling shareholders of DWA.  The Sub-Advisor is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research serviced for numerous broker-dealers and large institutions around the world.

The Sub-Advisory Agreement provides that the Sub-Advisor will formulate and implement a continuous investment program for the Arrow DWA Balanced Fund in accordance with the Fund’s objective, policies and limitations and any investment guidelines established by the Advisor. The Sub-Advisor will, subject to the supervision and control of the Advisor, determine in its discretion which issuers and securities will be purchased, held, sold or exchanged by the Arrow DWA Balanced Fund, and will place orders with and give instruction to brokers and dealers to cause the execution of such transactions. The Sub-Advisor is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement. The Advisor will pay the Sub-Advisor an annual fee equal to 0.25% of the Arrow DWA Balanced Fund's average daily net assets.

The Sub-Advisory Agreement will continue in effect from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as that term is defined in the 1940 Act).

Application for Exemptive Order

In the event that Rule 15a-5 promulgated under the 1940 Act is not approved, the Trust and the Advisor may file a request for an exemptive order (the "Order") to permit the Advisor, subject to the approval of the Board, to change sub-advisers for a Fund and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes.

The Order also would permit the Advisor to amend the sub-advisory agreement, including fees, without shareholder approval, whenever the Advisor and the Trustees believe such action would benefit the Arrow DWA Balanced Fund and its shareholders. There is no guarantee that the SEC will grant the Order. Any such sub-adviser change would continue to be subject to approval by the Board. The exemption sought (which is similar to exemptions granted to other investment companies that are operated in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Advisor and the Trustees.

Codes of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Funds.

In addition, the Trust has adopted a code of ethics, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Funds; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Arrow DWA Balanced Fund to the Sub-Advisor and responsibility for voting proxies of securities held by the Arrow Alternative Solutions Fund to the Advisor, subject to the Board’s continuing oversight. The Policies require that the Advisor (or Sub-Advisor) vote proxies received in a manner consistent with the best interests of the Funds and their shareholders.  The Policies also require the Advisor (or Sub-Advisor) to present to the Board, at least annually, the Advisor’s (or Sub-Advisor’s) Proxy Policies and a record of each proxy voted by the Advisor (or Sub-Advisor) on behalf of a Fund, including a report on the resolution of all proxies identified by the Advisor (or Sub-Advisor) as involving a conflict of interest.

A copy of the Advisor's Proxy Voting Policies is attached hereto as Appendix A.  A copy of the Sub-Advisor's Proxy Voting Policies is attached hereto as Appendix B.

More information. Information regarding how the Funds voted proxies relating to portfolio securities held by a Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Funds at 1-877-277-6933; and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.  In addition, a copy of a Fund's proxy voting policies and procedures are also available by calling 1-877-277-6933 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Aquarius Fund Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the NASD. The offering of the Funds' shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the applicable Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Funds and may allow concessions to dealers that sell shares of the Funds.  The Distributor receives the portion of the Class A sales charge on all direct initial investments in the Funds and on all investments in accounts with no designed dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of Class A shares of the Funds that are subject to a contingent deferred sales charge.

Rule 12b-1 Plans

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class A Shares (the "Class A Plan") and Advisor Class Shares (the "Advisor Plan"), collectively (the "Rule 12b-1 Plans") pursuant to which each class of shares of the Funds is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Funds.  Under the Class A Plan, Class A shares of the Funds may pay an account maintenance fee at an annual rate of up to 0.25% of the average net assets of Class A Shares as compensation for the Distributor providing account maintenance services to shareholders.  Under the Advisor Plan, Advisor Class shares of the Funds may pay an account maintenance fee at an annual rate of up to 0.25% of average net assets for account maintenance services and a distribution fee at an annual rate of up to 0.75% of average net assets for sales and promotional activities and services.  Such fees are to be paid by the Funds monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Rule 12b-1 Plans.

During the fiscal period ended July 31, 2007 Arrow DWA Balanced Fund’s Class A Shares incurred $97,594 in distribution related fees pursuant to the Class A Plan and Arrow DWA Balanced Fund’s Advisor Class Shares incurred $95,897 in distribution related fees pursuant to the Advisor Plan.  For the fiscal year indicated below, each class of the Arrow DWA Balanced Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by Arrow DWA Balanced Fund

Class A & Advisor Class Shares During the Fiscal Period Ended July 31, 2007

	Class A Total Dollars Allocated	Advisor Class Total Dollars Allocated
Advertising/Marketing	-	-
Printing/Postage	-	-
Payment to distributor	-	-
Payment to dealers	$97,594	$95,897
Compensation to sales personnel	-	-
Other	-	-
Total	$97,594	$95,897

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds' investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds. The Advisor and Sub-Advisor may be compensated by the Distributor for their respective distribution and marketing efforts.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plans and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Rule 12b-1 Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Rule 12b-1 Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plans. The Rule 12b-1 Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Rule 12b-1 Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of a Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to a Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

Arrow DWA Balanced Fund.  Security selection for the Arrow DWA Balanced Fund is made by a team that consists of portfolio managers and analysts. The members of the team who are jointly and primarily responsible for the day-to-day management of the Arrow DWA Balanced Fund are Michael Moody, Harold Parker and John Lewis. As of July 31, 2007, they were responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Michael Moody
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	439	$313,000,000	0	0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Harold Parker
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	433	$311,000,000	0	0

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
John Lewis
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	427	$309,000,000	0	0

Arrow Alternative Solutions Fund.  Security selection for the Arrow Alternative Solutions Fund is made by William E. Flaig Jr.  As of July 31, 2007, he was responsible for the management of the following types of accounts:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
William Flaig Jr.
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	0	0	0	0
Other Accounts	5	$100,000	0	0

Conflicts of Interest.

As indicated in the tables above, portfolio managers may manage numerous accounts for multiple clients.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor or Sub-Advisor may receive fees from certain accounts that are higher than the fee it receives from its managed Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over his managed Fund.

When allocating investments among client accounts, the portfolio managers have the fiduciary obligation to treat each client equally, regardless of account size or fees paid.  All clients at the same custodian (or trading desk) receive the same average price for each transaction.  When multiple trading desks or custodians are used to execute transactions, the portfolio managers execute the trades in such a fashion as to ensure no client grouping consistently receives preferential treatment.  When trades in the same security must be executed over multiple days, the portfolio managers execute the trades in a random order to ensure no client grouping consistently receives preferential treatment.

Compensation.

Arrow DWA Balanced Fund.  As compensation for their responsibilities as Senior Portfolio Managers at Dorsey Wright Money Management, Mr. Moody and Mr. Parker each receive compensation based on the overall profitability of the Money Management division.  As compensation for his responsibilities as a Portfolio Manager at Dorsey Wright Money Management, Mr. Lewis receives a fixed salary and a discretionary bonus.

Discretionary bonuses for investment professionals are subjective and based on numerous qualitative and quantitative factors. The factors may apply differently from person to person and may include, among other things, evaluation of a portfolio manager’s performance of non-portfolio management responsibilities, the portfolio manager’s contribution to the firm’s investment performance, and overall assets under management of the firm.

Arrow Alternative Solutions Fund.  As compensation for his responsibilities as Chief Investment Officer of Arrow Investment Advisors, LLC, Mr. Flaig receives a fixed base salary designed to be competitive relative to the size of the Advisor within the mutual fund industry.  The base salary is determined by the Advisor's management committee.  In addition Mr. Flaig is eligible to participate in a bonus program based on the pre-tax performance and asset growth of the funds managed by the Advisor relative to the fund's benchmark index.  Mr. Flaig also participates in an incentive program that provides a percentage of ownership in the advisor in set amounts over a set time frame.

 Ownership.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Arrow DWA Balanced Fund as of July 31, 2007.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Michael Moody	$50,001 - $100,000
Harold Parker	none
John Lewis	$10,001 - $50,000

Since the Arrow Alternative Solutions Fund is newly organized, the portfolio manager does not own shares of said Fund as of the date of this SAI.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Arrow DWA Balanced Fund are made by the portfolio managers who are employees of the Sub-Advisor. Specific decisions to purchase or sell securities for the Arrow Alternative Solutions Fund are made by the portfolio manager who is an employee of the Advisor.  The Advisor or Sub-Advisor are authorized by the Trustees to allocate the orders placed by them on behalf of the Funds to brokers or dealers who may, but need not, provide research or statistical material or other services to the Funds or the Advisor or Sub-Advisor for the Funds' use. Such allocation is to be in such amounts and proportions as the Advisor or Sub-Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor or Sub-Advisor will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of each Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Funds may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor or Sub-Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Advisor or Sub-Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor or Sub-Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than a Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit a Fund.

For the fiscal period ended July 31, 2007, the Arrow DWA Balanced Fund paid brokerage commissions of $91,000.

PORTFOLIO TURNOVER

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by each Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.

For the period from commencement of operations (August 7, 2006) through July 31, 2007, the Arrow DWA Balanced Fund’s portfolio turnover rate was 118%.

The Arrow Alternative Solutions Fund expects to engage in active trading of portfolio securities and its annual portfolio turnover rate is expected to be 150% to 250%, although it may be higher under certain market conditions.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Funds is Gemini Fund Services, LLC, (“GFS” or the “Administrator”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

Pursuant to an Administration Service Agreement with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Funds. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on June 22, 2006.  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds' Custodian; (iii) preparing, but not paying for, the periodic updating of the Funds' Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds' shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of a Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectuses.

For the services rendered to the Funds by the Administrator, each Fund pays the Administrator a fund administration fee equal to the greater of $32,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Funds also pay the Administrator for any out-of-pocket expenses.  For the period from commencement of operations (August 7, 2006) through July 31, 2007, the Arrow DWA Balanced Fund incurred $54,228 in fees payable to the Administrator.

Fund Accounting

The Administrator, pursuant to a Fund Accounting Service Agreement, provides the Funds with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds' listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Funds' custodian, Advisor or Sub-Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

For the services rendered to the Funds under a Fund Accounting Service Agreement, the Funds pay the Administrator an annual fee of $19,200 per fund portfolio, plus; $6,000 for each additional share class above one, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million.  The Funds also pays the Administrator for any out-of-pocket expenses.  For the period from commencement of operations (August 7, 2006) through July 31, 2007, the Arrow DWA Balanced Fund incurred $26,899 in fees payable to the Administrator for fund accounting services.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with Funds. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds under the Transfer Agency Service Agreement, the Funds pay the Administrator a transfer agency fee equal to a minimum fee of $12,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.  The Funds also pay the Administrator for any out-of-pocket expenses.  For the period from commencement of operations (August 7, 2006) through July 31, 2007, the Arrow DWA Balanced Fund incurred $47,189 in fees payable to the Administrator for transfer agency services.

Custodian

The Bank of New York (the “Custodian”) serves as the custodian of the Funds' assets pursuant to a Custody Agreement by and between the Bank of New York and the Trust on behalf of the Funds.  The Custodian’s responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, the Bank of New York also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor or Sub-Advisor. A Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Bank of New York’s principal place of business is One Wall Street, 25th Floor, New York, NY 10286.

Custody Administrator

Under the Custody Agreement with The Bank of New York, the Administrator serves as custody administrator on behalf of the Funds, and performs certain labor intensive tasks, for which it receives a share of the custody fees paid to the Custodian, including a share of the asset-based fee and certain transaction fees.

Compliance Officer

Fund Compliance Services, LLC (“FCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between FCS and the Trust.  During the fiscal year ended July 31, 2007, the Arrow DWA Balanced Fund incurred $13,987 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series. Each class of shares of a Fund may vote separately on matters related to its Rule 12b-1 Plan.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Funds. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA Patriot Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND

PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectuses under the heading "Net Asset Value," the net asset value ("NAV") of each Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share or offering price (NAV plus a sales charge, if applicable) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Funds will redeem all or any portion of a shareholder's shares in a Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. For shares held less than 30 days, the Funds will deduct a 1% redemption fee on your redemption amount if you sell your shares.  Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of its net assets, provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the Securities and Exchange Commission by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Funds.

Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, a Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Funds will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of a Fund.

Each Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year.  Both types of distributions will be in shares of each Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, each Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which a Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Funds generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from a Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Funds.

Each Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to a Fund during the preceding calendar year. Under ordinary circumstances, a Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Funds will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if a Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by a Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Funds may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Funds may be subject to state and local taxes on distributions received from the Funds and on redemptions of the Funds' shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Funds issue to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP, located at Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102, serves as each Fund’s independent accountants providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm for the Arrow DWA Balanced Fund required to be included in this SAI are hereby incorporated by reference to the Arrow DWA Balanced Fund's Annual Report for the fiscal period ended July 31, 2007.

APPENDIX A

PROXY VOTING POLICIES AND PROCUDURES

OF ARROW INVESTMENT ADVISORS, LLC

Arrow Investment Advisors, LLC (“Arrow”) votes (or refrains from voting) proxies for a client in a manner that Arrow, in the exercise of its independent business judgment, concludes are in the best economic interests of such client. In some cases, Arrow may determine that it is in the best economic interests of a client to refrain from exercising the fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, Arrow’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Arrow recalling loaned securities in order to ensure they are voted. Periodically, Arrow analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. Arrow will normally vote on specific proxy issues in accordance with its proxy voting guidelines.  Arrow’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. Arrow may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a client. Arrow votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the client, the client’s affiliates (if any), Arrow or Arrow’s affiliates. When voting proxies, Arrow attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•

Arrow generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•

Arrow generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and a Fund investing in such issuer; and

•

Arrow generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

When Arrow exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the funds, Arrow will vote the shares held by the client in the same proportion as the vote's of all other holders of such security.

Arrow may conclude that the best interest of the firm's client requires that a proxy be voted in a manner that differs from the predetermined proxy voting policy. In this situation, Arrow may vote the proxy other than according to such policy.

Information with respect to how Arrow voted Fund proxies relating to portfolio securities during the most recent 12-month period is available: (i) without charge, upon request, by calling 1-877-277-6933 or through the Fund’s website at www.arrowfunds.com : and (ii) on the SEC’s website at www.sec.gov .

APPENDIX B

PROXY VOTING POLICIES AND PROCUDURES

OF DORSEY, WRIGHT & ASSOCIATES, INC.

If a client account is subject to the Employee Retirement Security Act of 1974 (“ERISA”) decisions on voting of proxies for the securities in the portfolio will be made by Dorsey, Wright unless specifically reserved to the trustee of the client’s account or a named fiduciary of the client’s account.

If the account is a discretionary non-ERISA account, decisions on voting of proxies will be made by Dorsey, Wright unless the client otherwise specifically directs.

Michael J. Moody is the designated person responsible for monitoring corporate accounts, making voting decisions, and for ensuring that proxies are submitted timely.

Watson H. Wright will periodically monitor the voting of the proxies and supervise the designated person.

The designated person should vote proxies in the best economic interest of the client.  However, the designated person can consider other factors by agreement with the client or to comply with statutory requirements.

Due to the nature of our business, it is unlikely that we will have material conflicts of interest when voting client proxies.  However conflicts could arise from time to time.  For example, we may own shares of a company that purchases research services from Dorsey, Wright.

We have a duty to vote in the best interest of the client, and not in the interest of our firm. If a conflict arises we can resolve the conflict to include but not limited to:

•

Documenting that votes were cast in the interest of the client

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For more material conflicts; obtaining the client’s informed consent to vote a proxy in a specific manner

When seeking a client’s consent when there is a conflict, we must provide the client with sufficient information regarding the matter and the nature of the conflict to enable the client to make an informed decision.

There may be times when refraining from voting a proxy is in the client’s best interest, such as when the cost of voting exceeds the expected benefit to the client.  An example might be in casting a vote on a foreign security that may involve additional costs such as hiring an interpreter.

Dorsey, Wright will make client disclosure in Form ADV Part II (or in an alternate document) the following:

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How clients can obtain information from us on how their securities were voted.

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Disclosure describing our proxy voting policies.  The description will be a concise summary of the policies stated herein.

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Disclosure that a copy of our complete policy on voting proxies is available upon request.

If a client requests a copy of our complete proxy voting policy, we must supply it.

Proxy voting records that we must retain include, but are not limited to:

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Proxy voting policies contained herein

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Issuer’s proxy statement (a sample) received regarding client securities

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Copies of actual votes casted on behalf of clients

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Records of written client requests for proxy voting information

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Written responses (if applicable) to client requests

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Research used in making the voting decision

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Any documents we prepare that are material to making a voting decision

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Any documents we prepare to memorialize the basis for a voting decision

Records of all proxy votes will be retained for a five year period.  For the first two years these records must be retained at the principal place of business; the remaining three years, these records may be moved off site to storage.

PROXY SOLICITATION

Dorsey, Wright shall only furnish proxy voting advice where there is an existing business relationship and we shall not solicit proxies from non clients.

When providing proxy voting advice to clients, we shall abide by the following conditions:

Dorsey, Wright will disclose any significant relationship with the issuer, its affiliates, or a security holder proponent of the matter on which proxy voting advice is given, as well as any material interest of our firm in the matter;

We shall receive no special commission or remuneration for furnishing the voting advice from any person other than the security holder recipient thereof; and

The voting advice will not be furnished on behalf of any person soliciting proxies, or on behalf of a participant in an election contest subject to SEC Rule 14a-11.

Dorsey, Wright shall not communicate with the press concerning a proxy.

Deviations from these policies may require Dorsey, Wright to comply with SEC Proxy Registration Rules.